                                                                  CONFIDENTIAL

                                                                 EXHIBIT 10.12


            _______________________________________________________

                TECHNOLOGY DEVELOPMENT, MARKETING, AND LICENSE
                                   AGREEMENT


                                by and between

                      INTERTRUST TECHNOLOGIES CORPORATION

                                      and

                         NATIONAL WESTMINSTER BANK PLC

            _______________________________________________________



                        ______________________________

                                August 18, 1998
                        ______________________________





---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1. DEFINITIONS AND RULES OF CONSTRUCTION...................................   1

   1.1 Definitions.........................................................   1
   1.2 Rules of Construction...............................................   6

2. TECHNOLOGY ACCESS AND SUPPORT...........................................   6

   2.1 Technology Access...................................................   6
   2.2 Training, Assistance and Technical Support..........................   7
   2.3 Additional Assistance; Further Standard Support Packages............  10

3. LIMITED LICENSE GRANT AND RESTRICTIONS..................................  10

   3.1 Limited License to InterTrust Technology and Modified Technology....  10
   3.2 Limited License to Perform Clearinghouse Functions..................  11
   3.3 License to InterTrust Trademarks....................................  11
   3.4 No Additional Licenses..............................................  11
   3.5 General Restrictions................................................  11

4. NATWEST SUPPORT AND ADDITIONAL COVENANTS................................  12

   4.1 NatWest Support of InterTrust Technology............................  12
   4.2 Customer and Clearing Agreements....................................  14
   4.3 Notices and Branding................................................  15
   4.4 InterTrust Trademarks...............................................  17
   4.5 NatWest's Use of NatWest Trademarks on NatWest Products.............  18
   4.6 NatWest Trademarks..................................................  18

5. LICENSE FEES AND PAYMENT TERMS..........................................  19

   5.1 Fees and Royalties..................................................  19
   5.2 Payment Procedure...................................................  21
   5.3 Currency............................................................  21
   5.4 Taxes...............................................................  21
   5.5 Interest............................................................  21
   5.6 Audit...............................................................  22

6. PROPRIETARY INFORMATION AND OWNERSHIP...................................  22

   6.1 InterTrust Ownership................................................  22
   6.2 NatWest Ownership...................................................  22
   6.3 NatWest Limited License to InterTrust...............................  23
   6.4 Independent Technology..............................................  23

7. JOINT ACTIVITIES AND FURTHER COVENANTS..................................  23

   7.1 Joint Press Releases................................................  23
   7.2 Promotion and Marketing.............................................  24
   7.3 Technology Advisory Committee.......................................  24
   7.4 Security Validation.................................................  25

8. [*].....................................................................  25

   8.1 [*].................................................................  26

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      (i)

                                                                    CONFIDENTIAL

  8.2 [*]..................................................................  26

9. CONFIDENTIALITY.........................................................  29

   9.1 Classification of Technology and Documents..........................  29
   9.2 Confidentiality Obligations.........................................  29
   9.3 Confidentiality of Agreement and Publicity..........................  29
   9.4 Confidentiality of Payments, Audit and Certification Testing........  30

10. REPRESENTATIONS AND WARRANTIES.........................................  30

   10.1 Representations and Warranties of Both Parties.....................  30
   10.2 Representations and Warranties of InterTrust.......................  30
   10.3 Limitation.........................................................  31
   10.4 Reporting and Other Covenants......................................  31

11. INDEMNIFICATION AND REMEDIES...........................................  31

   11.1 Indemnification....................................................  31
   11.2 Cumulative Remedies................................................  32
   11.3 Equitable Remedies.................................................  32

12. EXCLUSION OF DAMAGES...................................................  32

13. TERM AND TERMINATION...................................................  33

   13.1 Agreement..........................................................  33
   13.2 Events of Termination..............................................  33
   13.3 Effect of Termination..............................................  33
   13.4 NatWest Continuing Rights..........................................  34
   13.5 Survival...........................................................  34

14. MISCELLANEOUS..........................................................  34

   14.1 Governing Law......................................................  34
   14.2 Venue and Jurisdiction.............................................  34
   14.3 Compliance with Law and Export Controls............................  35
   14.4 Amendment or Modification; Assignment..............................  35
   14.5 Notices............................................................  35
   14.6 Waiver.............................................................  35
   14.7 No Third Party Beneficiaries.......................................  36
   14.8 No Agency..........................................................  36
   14.9 Recovery of Costs and Expenses.....................................  36
   14.10 Severability......................................................  36
   14.11 No Solicitation of Employees......................................  36
   14.12 Counterparts; Facsimiles..........................................  36
   14.13 Entire Agreement..................................................  37

Exhibits A through H

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                     (ii)

                                                                    CONFIDENTIAL

           TECHNOLOGY DEVELOPMENT, MARKETING, AND LICENSE AGREEMENT


THIS TECHNOLOGY DEVELOPMENT, MARKETING, AND LICENSE AGREEMENT (this "Agreement")
                                                                     ---------
is made and entered into as of the 18/th/ day of August, 1998 (the "Effective
                                                                    ---------
Date") by and between INTERTRUST TECHNOLOGIES CORPORATION, a Delaware
----
corporation ("InterTrust"), with offices at 460 Oakmead Parkway, Sunnyvale,
              ----------
California 94086-4708 and NATIONAL WESTMINSTER BANK PLC, an English corporation ("NatWest") with offices at 41 Lothbury, London, England EC2P 2BP (each a
  -------
"Party" and collectively, the "Parties"), with reference to the following:
 -----                         -------

                                   RECITALS

The following provisions form the basis for, and are hereby made a part of, this Agreement.

A. InterTrust has developed and is continuing to develop a general purpose architecture and technologies for, among other things, rights protection and event management related to electronic commerce, including securely managing electronic information delivery, use, and use consequences.

B. NatWest is a diversified, global financial services corporation. It desires to provide financial and information clearing services, and related services, based upon InterTrust technology.

C. The Parties mutually desire that NatWest become an InterTrust Core Partner and establish product and service offerings using InterTrust Technology.

                                   AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties agree to the following:

                  1.   DEFINITIONS AND RULES OF CONSTRUCTION.

1.1  Definitions.  In addition to capitalized terms defined elsewhere in this
     -----------
Agreement, the following terms shall have the meanings set forth below.


     "Application Product(s)" means any software application that: (i) is
      ----------------------
developed using InterTrust Technology and/or Modified Technology; (ii) directly contains or incorporates InterTrust Technology solely in the form of Authorized Application Software, and/or Modified Technology in Object Code and/or Source Code in accordance with the licenses hereunder; (iii) is not enabled to permit the performance of any Clearinghouse Functions; and (iv) is in Compliance with InterTrust Specifications.

     "Authorized Application Software" means software incorporating InterTrust
      -------------------------------
Technology in Object Code and/or in Source Code (solely as such Object Code and Source Code are identified and designated by InterTrust on Exhibit A hereto), that is permitted for distribution in accordance with the applicable licenses hereunder in such form solely as specified on Exhibit A, which Exhibit may be amended from time to time by InterTrust to add Object Code and/or Source Code, or to delete Object Code and/or Source Code to address issues with respect to security, interoperability, standardization, market growth and/or architectural and functional integrity (such as to correct Material Defects), and in a manner consistent for all Core Partners.

     "Authorized Clearinghouse Provider" means any Person that is expressly
      ---------------------------------
licensed by InterTrust to engage in specified Clearinghouse Function activities and services, but only to the extent: (i) of the scope of such license; and
(ii) that such license is valid and in force.

NatWest/InterTrust Agreement August 18, 1998                ________/________

                                                                    CONFIDENTIAL

     "Authorized Clearinghouse Software" means software incorporating InterTrust
      ---------------------------------
Technology, solely in Object Code form and solely as such Object Code is identified and designated by InterTrust on Exhibit A, that is permitted for distribution as incorporated in Clearinghouse Products in accordance with the applicable licenses hereunder in such form solely as specified in such Exhibit A, which Exhibit may be amended from time to time by InterTrust to add Object Code, or to delete Object Code to address issues with respect to security, interoperability, standardization, market growth and/or architectural and functional integrity (such as to correct Material Defects), and in a manner consistent for all Core Partners.

     "Clearinghouse Function(s)" means any one or more activities, as well as
      -------------------------
services resulting therefrom, that use any InterTrust Technology and/or Modified Technology, or use information derived at least in part from use of such technology, to: (i) enable payment fulfillment or provision of other consideration (including service fees, product fees or any other fees and/or charges) based at least in part on a Control Use; (ii) perform audit, billing, payment fulfillment (or provision of other consideration) and/or other clearing activities involving more than one Person; and/or (iii) compile, aggregate, use and/or provide information relating to more than one Person's use of one or more Secure Containers and/or Content, including Contents of Secure Containers or any other Content Managed at least in part using any InterTrust Technology and/or Modified Technology. Clearinghouse Functions shall include activities, as well as services resulting therefrom, that use any InterTrust Technology and/or Modified Technology, or use information derived at least in part from use of such technology, to, for example: (a) provide financial clearing; (b) provide object registry services and rights, permissions, prices, and/or other Rules and Controls information; (c) electronically certify information used with or required by Rules and Controls, such as authenticating identity, class membership or other attributes of identity context; (d) provide information based upon usage auditing, user profiling, and/or market surveying related to more than one Person's use of one or more Secure Containers and/or Content; and/or (e) employ information derived from user exposure to Content, such as advertising.

     "Clearinghouse Product(s)" means any software application that: (i) is
      ------------------------
developed using InterTrust Technology and/or Modified Technology; (ii) directly contains or incorporates InterTrust Technology solely in the form of Authorized Clearinghouse Software, and/or Modified Technology only in Object Code, in accordance with the licenses hereunder; (iii) is enabled to permit the performance of any Clearinghouse Functions; and (iv) is in Compliance with InterTrust Specifications.

     "Commerce 1.0 (FCS Version)" means certain software having the
      --------------------------
functionality described in Exhibit A hereto that incorporates InterTrust Technology, as provided by InterTrust to NatWest consistent herewith.

     "Commerce 1.0 (GA Version)" means certain software having the functionality
      -------------------------
described in Exhibit A hereto (as such Exhibit may be modified from time to time by InterTrust consistent with this Agreement) that incorporates InterTrust Technology, as provided by InterTrust to NatWest consistent herewith, and is intended for general commercial availability, dissemination in accordance herewith, and use in accordance herewith in a widely distributed manner. Commerce 1.0 (GA Version) shall have at least substantially the same functionality as Commerce 1.0 (FCS Version).

     "Commerce 2.0" means certain software constituting a New Release of
      ------------
InterTrust's Commerce 1.0 (FCS Version) software and Commerce 1.0 (GA Version) software incorporating enhanced digital rights management functionality, including at a minimum such functionality described in Exhibit A hereto that incorporates InterTrust Technology, as provided by InterTrust to NatWest consistent herewith.

     "Compliance," "Complied" or "Compliant" means fully consistent with and
      ----------    --------      ---------
fully conforming to all applicable portions of: (i) the most current version of the InterTrust Specifications (as defined in Section 4.1((b)) hereof) existing on the date of NatWest's first commercial use, distribution, sale or other transfer of any applicable NatWest Product or first use of any such product in connection with any service associated therewith, as the case may be; and thereafter (ii) the most current version of InterTrust Specifications in accordance with Section 4.1((b)) hereof, as applied to any such NatWest Product, and/or associated service. A NatWest Product

                                                                    CONFIDENTIAL

and/or any associated service that has not passed any required certification tests as set forth in Section 4.1 hereof shall be deemed non-Compliant with InterTrust Specifications.

     "Content(s)" means any analog or digital information representing text,
      ----------
graphics, video, digital linear motion pictures, sound and sound recordings, still images, computer programs or executable or interpretable components thereof, other data, or other such analog or digital information. Content shall include any electronic representation of: (i) Rules and Controls; and (ii) information derived from the Management of Content.

     "Content Transaction" means any discrete electronic compensation event
      -------------------
related to a specific overall Content compensation arrangement amongst Persons (which may be comprised of component events and arrangements): (i) Managed, in whole or in part, through the use of any InterTrust Technology and/or Modified Technology; and (ii) in connection with which consideration of any kind (including consideration directly related to such event) is due or payable at any time to NatWest and/or any other one or more Persons, at least in part, for any (a) initiated, consummated and/or performed sale, rental, lease, license, vending and/or any other comparable provision of one or more rights related to Content, or (b) use of, including any interaction with, Content (such as access to Content, including production of modified Content).

     "Control Use" means any use of InterTrust Technology and/or Modified
      -----------
Technology in compliance with InterTrust Specifications to Manage Content including initiating and/or otherwise governing any consequence (electronic, physical or otherwise) related to the use and/or processing of Content and/or provision of goods or services conveyed by or associated with such Content. Control Use shall include, for example: (i) metering, auditing, charging, and/or billing, for access to or any other interaction with any Content; and/or
(ii) administering permitted and/or prohibited uses of Content.

     "Core Partner" means any Person with whom InterTrust enters into an
      ------------
agreement or set of agreements, pursuant to which InterTrust: (i) directly provides early access to InterTrust Technology prior to InterTrust's first commercial release or provision of such technology to the general public; (ii) grants a general purpose license to use InterTrust Technology in software products, applications, and services (excepting limitations with respect to performing Clearinghouse Functions); and (iii) grants a license to perform Clearinghouse Functions of a substantially comparable or broader scope than the licenses granted in Section 3.2 hereof (a "Core Partner Agreement")

     "Core Technology" means those components of InterTrust Technology described
      ---------------
by InterTrust on Exhibit A hereto as core technologies of such InterTrust Technology, as such Exhibit may be amended from time to time by InterTrust.

     "Customer" means any Person that receives or acquires a NatWest Product
      --------
(directly or indirectly) from NatWest, and/or participates in an associated service, pursuant to a Customer Agreement (as set forth in Section 4.2) to: (i) use such product and/or associated service as an end-user, or further distribute such product, without modification, to an end-user or to one or more other Persons for distribution, without modification, to an end-user; or (ii) use such product solely to (a) incorporate Authorized Application Software into their products to provide an InterRights Point, or (b) develop and incorporate software components that initiate interface and operation with an InterRights Point provided by InterTrust Technology, each of which software components and InterRights Point is Compliant with InterTrust Specifications; provided that
                                                               -------- ----
Customer shall not include any Person who NatWest knows, or has reason to know, has a present intention to use a NatWest Product and/or associated service for any use not permitted in a Customer Agreement including, without limitation, the performance of any Clearinghouse Function, unless such Person is an Authorized Clearinghouse Provider.

     "Documentation" means certain English language versions of documentation
      -------------
and/or instructions relating to use of InterTrust Technology that InterTrust may from time to time provide with the InterTrust Technology, including such documentation that InterTrust has specifically and in writing identified as being suitable for general distribution by NatWest to Customers ("Distributable
                                                                  -------------
Documentation").
-------------

                                                                    CONFIDENTIAL

     "Enterprise 1.0" means that software described in Exhibit A hereto (as such
      --------------
Exhibit may be amended from time to time by InterTrust) that incorporates InterTrust Technology, as provided by InterTrust to NatWest consistent herewith, intended solely for use within enterprises and/or for use by enterprises solely in connection with such enterprise's Content and within the context solely of products and/or associated services for direct customers of an enterprise or other Persons having a value chain relationship with such enterprise (such as suppliers, distributors, consultants, etc.). The initial delivery of such software shall be in a GA version.

     "Gross Commercial Value" means all sums of money as consideration, and/or
      ----------------------
the fair market value of any other provided consideration, relating directly to or deriving directly from: (i) any Content Transaction; and/or (ii) performing any other activity within the Clearinghouse Functions. Without limiting the foregoing, such consideration shall include consideration based upon Management of Content and/or information derived at least in part therefrom, including, for example, consideration: (a) paid by a user as a consequence of, for example, user exposure to, or other interaction with, Content; (b) paid by a user as a consequence of the acquisition of one or more rights related to Content; and/or
(c) paid by a proxy or subsidizing payer (such as an advertiser) based upon user exposure to Content, where, for example but without limitation, after (due to or based on) receipt of information about user exposure to Content, such advertiser pays consideration based at least in part on value resulting from such exposure. Notwithstanding the foregoing Gross Commercial Value shall be reduced by any included sales, use, value-added or other taxes (except withholding taxes) imposed by any national, state, local or foreign government and paid by NatWest as a consequence of clearing a Content Transaction and/or as a consequence of performing any other directly related activities within the Clearinghouse Functions.

     "Intellectual Property Rights" mean all patent rights, copyrights,
      ----------------------------
trademarks, trade secret rights, and other similar proprietary rights in any jurisdiction, and all applications and registrations therefor.

     "InterRights Point(s)" means certain InterTrust Technology (as set forth on
      --------------------
Exhibit A hereto, as such Exhibit may be amended by InterTrust consistent with this Agreement) that is a distributed rights and event management, and distributed administration, virtual machine (i.e. node) that performs, at least
                                             ----
in part, as an extension to basic electronic resource management, or is integrated within such basic resource management.

     "InterTrust Specifications" mean the InterTrust technology specifications
      -------------------------
provided to NatWest, as established and/or modified by InterTrust in accordance with Section 4.1((b)) hereof. Such InterTrust Specifications may include: (i) required design criteria for licensed products and/or associated services, including, for example, criteria for ensuring the architectural and functional integrity, standardization, security capability, and/or interoperability of InterTrust-based technology, components, products and/or associated services (such as, criteria for electronic environments employing InterTrust Technology for rights and/or other event-related process management, for example the operation of general purpose InterRights Points that interoperate with InterRights Points distributed or normally used by other Persons); (ii) procedures and requirements for installation, initialization, backup, restore and/or security updates; and (iii) required certification tests and procedures to verify Compliance.

     "InterTrust Technology" means any and all technology developed by
      ---------------------
InterTrust and/or by a third Person for InterTrust and provided by InterTrust to NatWest as set forth in this Agreement directly relating to distributed rights management systems and methods, electronic content administration, peer-to-peer trusted event management, and/or distributed electronic commerce automation and process control systems and methods. For example, such technology includes the Commerce 1.0 product, the Enterprise 1.0 product, pre-releases thereof, Update Releases, New Releases and such other products as referenced in Exhibit A hereto (as such Exhibit may be modified by InterTrust from time to time to provide, for example, any product modification and/or reconfigurations made available hereunder).

     "InterTrust Trademarks" mean those InterTrust names, logos and other marks
      ---------------------
listed on Exhibit B hereto, as such Exhibit may be modified by InterTrust in accordance with Section 4.4 hereof.

                                                                    CONFIDENTIAL

     "Licensed Rights" mean all of InterTrust's worldwide Intellectual Property
      ---------------
Rights (other than trademark rights) in and to the InterTrust Technology and/or the Modified Technology, that InterTrust (at any time during the term of this Agreement) owns or otherwise has the right to grant licenses of the scope granted herein without the agreement of, or requirement for payment (or the granting of other consideration) to, any Person.

     "Manage(d)" or "Management" means any form of governance, regulation,
      ---------      ----------
management and/or control, at least in part, through any use of any software, firmware, hardware (being able to carry out functions) or comparable electronic means, or combinations thereof, of: (i) rights, processes and/or obligations related to, or associated with, use of (including access to, transport of, and/or storage of) Content, including Content related disposition and/or consequences thereof; and/or (ii) events or event processes related to, or associated in any manner with, the use of (including access to), attempted use of, and/or disposition of, Content and/or events, including any consequences thereof.

     "Material Defect(s)" means defect(s) or bug(s) in the InterTrust products
      ------------------
incorporating InterTrust Technology as delivered by InterTrust to NatWest, wherein such defect(s) or bug(s) in such delivered products causes one or more of such delivered InterTrust products to fail to perform: (i) materially in conformance with (a) the capabilities ascribed to such products in the applicable portions of InterTrust Specifications, or (b) features and functions ascribed to such products as specified in Exhibit A; and (ii) in a commercially reasonable manner in accordance with reasonable U.S. software industry practices. Material Defects shall not include or mean any defects or bugs in Modified Technology absent from InterTrust Technology.

     "Modified Technology" means all modifications of, and enhancements and/or
      -------------------
additions to, the InterTrust Technology created by (or for) NatWest as provided hereunder, including without limitation all derivative works of the InterTrust Technology (or other Modified Technology) as such term is defined in the U.S. Copyright Act (17 U.S.C. (S) 101 et seq., as amended), but only if such
                                 -- ---
modifications, enhancements, additions and/or derivative works are permitted under Section 3.1((b)) and elsewhere in this Agreement.

     "NatWest Product(s)" means any Application Product and/or Clearinghouse
      ------------------
Product that is developed by (or, consistent with this Agreement, for) NatWest and is branded and marketed in accordance with the provisions of Sections 4.3((c)), 4.5 and other provisions hereof.

     "NatWest Trademarks" mean the names, logos and other marks listed in
      ------------------
Exhibit B (as such Exhibit may be modified by NatWest from time to time consistent with Section 4.6 hereof): (i) that are owned or licensed for use exclusively by NatWest, that may be used as stipulated hereunder in connection with, and are limited in use to representing exclusively, NatWest, NatWest Products, and/or associated services permitted hereunder; and (ii) over which NatWest exercises exclusive control with respect to the commercial use thereof.

     "New Release" means any future release by InterTrust of a successor product
      -----------
of the Commerce 1.0 product line, the Enterprise 1.0 (GA version) and/or additional Enterprise 1.0 product line products provided to NatWest hereunder and (i) that (a) is designated by InterTrust as a numerical change to the digit(s) to the left of the decimal point for the version number thereof (e.g.,
                                                                          ---
Commerce X.0; Enterprise X.0); or (b) is designed to provide significantly improved or enhanced functionality for Commerce 1.0's and/or Enterprise 1.0's general purpose software platform for Distributed Peer-to-Peer Digital Rights Management (as defined in Exhibit F attached hereto) for the desktop, portable, minicomputer, mainframe, and/or server computing market(s), as compared to the immediately preceding version; and (ii) that InterTrust may develop, or have developed for it, from time to time and make generally available to its Core Partners. New Releases will reflect additional functionality as determined by InterTrust after reviewing and analyzing input of Core Partners through activities of the Technology Advisory Committee (described in Section 7.3 hereof) with respect to current and anticipated market requirements and reasonable commercial priorities).

     "Object Code" shall mean the computer executable binary code derived from
      -----------
compiled Source Code for execution by a computing device or system.

                                                                    CONFIDENTIAL

      "Person" means any individual, corporation, limited liability company,
       ------
partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, government body or agency, or other entity.

     "Rules and Controls" mean any information that directs, enables, specifies,
      ------------------
describes, and/or provides means for performing or not performing operations related to Content, controlling, for example, usage consequences, and including, for example, restricting the performance of operations, such as, for example, in the performance of Management of such Content.

     "Secure Container(s)" means electronic container(s) or other electronic
      -------------------
data arrangement(s) that: (i) uses one or more cryptographic or other obfuscation techniques to provide protection for Content; and (ii) supports the use of Rules and Controls to Manage Content. Secure Container(s) shall not mean Certificate Authority and/or Session Encryption as such terms are defined in Exhibit F attached hereto.

     "Source Code" means a human-readable, non-executable set of instructions
      -----------
for a computer program, from which it may be possible, together with related source materials and documentation, to discern the logic, algorithms, internal structure, and operating feature design characteristics of such computer program.

     "Standard Support Package(s)" means one or more technical support packages
      ---------------------------
that InterTrust may establish and make available to certain or all customer categories to provide, for example, training, consultation and other technical assistance, as well as technical support in the form of correction of defects (including Material Defects) and priority response times in connection therewith.

     "Update Release" means any future release of InterTrust software products
      --------------
that is a supplement to the Commerce 1.0 software, or a New Release (including the Enterprise 1.0 software) provided to NatWest hereunder that: (i)(a) is designed primarily to correct and/or mitigate known Material Defects in, and/or to provide minor improvements to, such Commerce 1.0, Enterprise 1.0 or New Release software, or (b) is designated by InterTrust as a numerical change to the digit(s) right of the decimal point for the version number thereof (e.g.
                                                                        ----
Commerce 1.XX; Enterprise 1.XX); and (ii) InterTrust may develop, or have developed for it, from time to time and make generally available to its Core Partners in accordance herewith.

1.2  Rules of Construction.  As used in this Agreement, all terms used in the
     ---------------------
singular shall be deemed to include the plural, and vice versa, as context requires. Hereof, herein and hereunder refer to this Agreement as a whole,
           ------  ------     ---------
including any exhibits hereto, as the same may from time to time be amended or supplemented and not to any subdivision contained in this Agreement. Including
                                                                      ---------
shall mean including, without limitation; compliance, complied, or comply shall
           -----------------------------  ----------  --------     ------
mean full compliance, fully complied or fully comply; for example shall mean for
     -------------------------------   -------------  -----------            ---
example without limitation; and InterTrust shall mean InterTrust and any lawful
--------------------------      ----------            -------------------------
successor. Descriptive headings are inserted for convenience only, and shall not
---------
be utilized in interpreting this Agreement. This Agreement has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party. Any and all rights exercisable, actions permitted to be taken, or decisions to be made, by a Party under this Agreement may be made by such Party in its sole discretion, except to the extent (and solely to the extent) expressly provided herein to the contrary, meaning, for example, any use of the word discretion related to a Party's decision means the sole discretion of that Party.


                      2.   TECHNOLOGY ACCESS AND SUPPORT.

2.1  Technology Access.
     -----------------

     (a)  Initial Availability.  Subject to the terms of this Agreement,
          --------------------
InterTrust shall make available to NatWest: (i) the Commerce 1.0 (FCS version); and (ii) the Documentation set forth in Exhibit A hereto. Such software and Documentation shall be made available to NatWest promptly following the execution of this Agreement, receipt of the amount specified in Section 5.1 ((a))((i)) hereof, and NatWest's Compliance with the

                                                                    CONFIDENTIAL

applicable InterTrust Specification concerning Site Certification in effect as of the Effective Date. Further, InterTrust's Commerce 1.0 (GA Version) and Enterprise 1.0 (GA Version), respectively, shall be supplied to NatWest at reasonably the same time as (but in no event later than five (5) business days after) such software is first made available to any Core Partner, and before such software is made generally available publicly.

      (b)  Additional Technology.  In addition to the foregoing, and subject to
           ---------------------
the terms and conditions of this Agreement, InterTrust shall make available to
NatWest: (i) Update Releases [*] (beyond the Support Fee set forth in Section 5.1((c)) hereof) for a period of [*] years following the Effective Date; and
(ii) New Releases (1) [*] (beyond the Support Fee) for a period of [*]
years after the Effective Date and, (2) for the subsequent [*] years [*]. Notwithstanding the foregoing, NatWest shall be entitled to obtain in accordance with the provisions of this Section 2.1((b)): (A) [*] (beyond the Support Fee and/or such fees as set forth in Sections 5.1((a))((iv)) and 5.1((a))((v)) InterTrust's Commerce 2.0 software release and, whether in the form of one or more New Releases and/or Update Releases, software that provides those functions specified in Section I.B. of Exhibit A hereto (the "Requested Functionality"),
                                                    -----------------------
as available from InterTrust at any time during the term of this Agreement; and
(B) such portions of New Releases and/or Update Releases, as applicable, made available by InterTrust after the end of the [*] year following the
Effective Date, if any, that are strictly necessary for NatWest Products and associated services to remain in Compliance with then existing InterTrust Specifications and/or subsequent New Specification pursuant to Section 4.1((b)) hereof, provided that such New Release and/or Update Release portions shall be
        --------
made available to NatWest [*]. Further notwithstanding the foregoing, the revenue sharing royalties set forth in Section 5.1((b)) shall be payable to InterTrust as set forth therein. Any Update Releases and/or New Releases that NatWest is entitled to receive pursuant to this Section 2.1((b)) shall be supplied to NatWest at reasonably the same time (but in no event later than five
(5) business days after) when such software is first made available to any Core Partner and before such product is made generally available publicly, except that the foregoing shall not restrict InterTrust from providing Update Releases and/or New Releases to customers and/or making such Update Releases generally available publicly where such Update Releases and/or New Releases provide, in material part, updated software responsive to security, interoperability and/or integrity concerns. The Parties acknowledge and agree that nothing in this
Section 2.1 shall be construed to require InterTrust to make any InterTrust technology available to NatWest that has been developed by InterTrust as a custom or specialized effort for, or jointly with, one or more current or prospective development partners and/or other licensees of InterTrust. To the extent that InterTrust and NatWest mutually agree in a separate written agreement to have InterTrust develop any custom or specialized software for, or jointly with, NatWest (other than the Requested Functionality), the terms and conditions of such separate agreement shall specifiy whether such custom or specialized software may be made available to any third Person.

      (c)  Acknowledgments.  In accordance with the above, and subject to
           ---------------
InterTrust representations set forth in Section 10.2 hereof, it is acknowledged and agreed that the InterTrust Technology may employ or may operate with one or more technologies that may not be proprietary to InterTrust but are included within the Licensed Rights as specified on Exhibit A (the "Third Party
                                                           -----------
Technology") and as may be modified from time to time by InterTrust. NatWest's
----------
use of the Third Party Technology is limited by the terms of any licenses or rights that InterTrust may have therein and may sublicense to NatWest.

2.2  Training, Assistance and Technical Support.  Subject to the terms and
     ------------------------------------------
conditions of this Agreement, InterTrust agrees to provide NatWest with the training, support and assistance set forth in this Section 2.2 for a period of [*] months from the Effective Date (the "Support Period") at no
                                                 --------------
additional cost beyond the Support Fee specified in Section5.1((c)). Section 2.2((a)) hereof relates to the provision of Assistance (defined below) and
Section 2.2((b)) relates to technical support of software provided by InterTrust hereunder. After the Support Period, Assistance and such technical support shall be provided to NatWest through Standard Support Packages that NatWest may select and pay for, all as set forth in Section 2.3; provided that at least one
                                              -------- ----


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN
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                                       7
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                                                                    CONFIDENTIAL

such Standard Support Package shall provide Assistance and technical support for provided software (including the correction of Material Defects) reasonably commensurate with provisions of Section 2.2((a)) and 2.2((b)) hereof.

     (a)  Training and Assistance.  In order to assist NatWest in use of
          -----------------------
InterTrust Technology, InterTrust shall provide to NatWest, subject to applicable terms and conditions of this Agreement, reasonable training, support, and consulting assistance rendered by appropriately qualified, trained and experienced personnel ("Assistance"). Up to a limit of [*] hours per annum of
                        ----------
such Assistance shall be made available to NatWest during the Support Period. Such Assistance shall be measured based upon InterTrust's person-hours expended, shall exclude de minimus ad hoc communications and time spent on
                        -----------------
administrative tasks, and shall be subject to reasonable agreement between the Parties on scheduling and availability of resources. Assistance shall include:
(i) lecture and hands-on training at InterTrust's facility (unless otherwise agreed by the Parties) for up to [*] NatWest personnel; and (ii) access via e-mail, telephone, and/or video teleconferencing to InterTrust's support personnel, consistent with applicable U.S. software industry practices and the foregoing. NatWest shall have access to InterTrust's automated technical support website in a manner no less favorable than InterTrust provides to any other Core Partner. In addition, and as set forth in Section 2.2((d)), InterTrust shall designate a support engineer as NatWest's primary contact for technical support related matters. NatWest shall be responsible for all expenses incurred by NatWest's personnel in traveling to and attending any training and support meetings. In the event InterTrust's personnel travel from InterTrust's facilities in connection with the provisions of such Assistance (upon InterTrust's and NatWest's mutual agreement approving such travel), NatWest shall promptly reimburse InterTrust for all reasonable out-of-pocket travel expenses incurred by InterTrust's personnel. During the Support Period, InterTrust shall make Assistance available to NatWest in support of at least the then-current version of Commerce 1.X and Enterprise 1.X as provided to NatWest by InterTrust, and those versions distributable in accordance with InterTrust Specifications, all in accordance with Sections 2.2((a)) and 2.2((b)) hereof, and consistent with Section 4.1((b)) hereof.

     (b)  Correction of Material Defects.
          ------------------------------

          (i)  General.  In addition to InterTrust's own on-going quality
               -------
assurance efforts, if NatWest brings any Material Defect to InterTrust's attention in accordance with commercially reasonable and appropriate InterTrust standard support policy notification procedures (and made available in writing to NatWest), InterTrust shall use reasonable efforts in accordance with applicable U.S. software industry practices, at InterTrust's expense, to correct such Material Defect. If a Material Defect can not through the exercise of such reasonable efforts be so corrected, or is not otherwise in good faith reasonably foreseen to be so correctable with commercially reasonable application of InterTrust resources, InterTrust will use such reasonably prompt efforts to adjust InterTrust Technology to mitigate such Material Defect in a manner reasonably commercially designed and/or intended to minimize material adverse disruption to functionality of InterTrust Technology in current use. Consistent with the foregoing, InterTrust's efforts to correct or mitigate Material Defects shall be provided reasonably in a manner set forth in this Section 2.2((b)), including, as applicable, for the level of NatWest commercial use of InterTrust Technology. If NatWest requests and InterTrust agrees to commit resources beyond the level required hereunder, such efforts will be subject to reasonable reimbursement by NatWest to InterTrust as agreed by the Parties and as consistent with reasonable industry practice. InterTrust's sole obligation with respect to any Material Defect shall be InterTrust's correction or mitigation of such Material Defect pursuant to the terms of this Section 2.2((b)),NatWest's sole and exclusive remedies with respect to any Material Defect shall be: (i) InterTrust's correction or mitigation of such Material Defect pursuant to the terms of this Section 2.2((b)); (ii) NatWest's suspension of certain payments during the pendency of Critical Material Defects pursuant to Section 5.1((f)); and/or (iii) NatWest's termination of this Agreement as provided in Section 2.2((b))((iii)) or as provided in Section 13.2((a)) in the event of a breach of this Section 2.2((b)).

          (ii) Classification of Priority. When InterTrust is made aware by
               --------------------------
NatWest of a Material Defect in accordance with the notification procedures of
Section 2.2((b))((i)) and in the manner set forth below, InterTrust and NatWest will work together to reasonably classify such Material Defect into the

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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

                                                                    CONFIDENTIAL

appropriate priority level consistent with the following: (1) a Material Defect that renders the NatWest Products commercially unusable, resulting in total business disruption of NatWest's Clearinghouse Function services ("Critical
                                                                   --------
Material Defects"); (2) a Material Defect that substantially impairs the
----------------
commercial use of NatWest Products ("Priority Material Defects"); and (3) a
                                     -------------------------
Material Defect that has lesser impact on the commercial use of NatWest Products, and/or a Material Defect not described in the immediately preceding subparagraphs (1) and/or (2) ("Other Material Defects"). In order for InterTrust
                               ----------------------
and NatWest to make such classification and/or correct or mitigate a Material Defect, NatWest shall describe the alleged defect in reasonable detail, in writing to the extent possible (and orally to the extent this may expedite the correction of any Critical Material Defect); provided that all descriptions must
                                             -------- ----
be in sufficient detail to allow InterTrust to reliably reproduce such defect.

          (iii)  Critical Material Defects.  In the event NatWest brings a
                 -------------------------
Critical Material Defect to InterTrust's attention in accordance with Section 2.2((b))((i)) and ((ii)) hereof, and subsequent to written notification by NatWest to InterTrust that NatWest is performing live commercial transactions involving the performance of Clearinghouse Functions on a meaningful commercial scale, InterTrust will make good faith efforts to communicate an initial response concerning such Critical Material Defect within [*] hours. InterTrust shall devote its support resources in a priority manner to work on providing an urgent bug fix or workaround patch, process and/or procedure to temporarily correct or mitigate such defect as soon as practicable, and in a commercially reasonable manner, and, thereafter, use good faith efforts to work toward a longer term solution within a commercially reasonable and practical time frame as may be reasonably projected at such time by InterTrust after consultation with NatWest, all of the foregoing taking into account the nature, severity and complexity of such defect, the type and availability of engineering resources required, and the magnitude of NatWest's commercial, revenue generating use of InterTrust Technology. In the event a Critical Material Defect causes a total disruption in one or more of NatWest's substantial live services involving the performance of Clearinghouse Functions on a material scale as compared to NatWest's overall services supported by InterTrust Technology, and InterTrust has failed within [*] days of receipt of notice from NatWest in accordance with the provisions of Sections 2.2((b))((i)) and 2.2((b))((ii)) to provide an urgent bug fix or workaround patch, process and/or procedure to temporarily correct or mitigate such defect to restore operation of such services, NatWest may terminate this Agreement upon providing InterTrust with [*] days prior written notice thereof.

          (iv)   Priority Material Defects.  In the event NatWest brings a
                 -------------------------
Priority Material Defect to InterTrust's attention in accordance with Sections 2.2((b)))((i)) and 2.2((b))((ii)), and subsequent to written notification by NatWest to InterTrust that NatWest is performing live commercial transactions involving the performance of Clearinghouse Functions on meaningful commercial scale, InterTrust will make good faith efforts to communicate an initial response concerning such Priority Material Defect within [*] hours. InterTrust shall reasonably devote its support resources to work on providing a bug fix or workaround patch, process and/or procedure to correct or mitigate such defect within a practical and commercially reasonable time frame as may be reasonably projected at such time by InterTrust after consultation with NatWest, taking into account the nature, severity and complexity of such defect, the type and availability of engineering resources required, and the magnitude of NatWest's commercial, revenue generating use of InterTrust Technology.

          (v)    Other Material Defects.  In the event NatWest brings an Other
                 ----------------------
Material Defect to InterTrust's attention in accordance with Sections 2.2((b)) ((i)) and 2.2((b))((ii)), InterTrust will make good faith efforts to: (1) communicate a response promptly; and (2) thereafter correct or mitigate such defect in manner consistent with Section ((b))((i)) hereof.

     (c)  Status Meetings.  To assist the Parties in sharing information, and
          ---------------
coordinating and evaluating their efforts relating to InterTrust Technology and their mutual technical and business objectives, following the Effective Date the Parties shall meet from time to time to discuss, among other things: (i) InterTrust's development progress; (ii) implementation of such technology by NatWest; and (iii) feedback concerning Assistance provided to NatWest and product development and marketing progress by NatWest (the "Status
                                                            ------

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

Meetings"). Such Status Meetings shall take place not less frequently than once
--------
a quarter during the first twelve months following the Effective Date.

     (d)  Dedicated Personnel.  InterTrust and NatWest will each appoint a
          -------------------
relationship manager, to coordinate its activities pursuant to this Section 0, and a technical project manager, to coordinate and facilitate the Assistance set forth in Sections 2.2((a)) and 2.2((b)). InterTrust will reasonably and consistently maintain such dedicated personnel. InterTrust will also promptly respond to any NatWest concerns regarding such personnel. InterTrust may utilize InterTrust resources located in the United Kingdom and/or Europe in part in providing the Assistance and other services set forth in this Section 2.2.

2.3  Additional Assistance; Further Standard Support Packages.  During the
     --------------------------------------------------------
Support Period, additional Assistance may be made available by InterTrust to NatWest beyond the [*] hours per annum allocated under Section 2.2((a)) ("Additional Assistance"). To the extent NatWest requests, and InterTrust decides to provide such Additional Assistance, NatWest shall pay to InterTrust
                        ---------------------
fees that are no higher than the lowest fees charged by InterTrust to any other customers for such Additional Assistance under like circumstances and at a cost no greater than reasonably consistent with applicable U.S. software industry practices. Following the Support Period (or earlier if agreed by NatWest and InterTrust), NatWest may select one or more Standard Support Packages that InterTrust may offer, except that to the extent NatWest is using InterTrust Technology and InterTrust requires its customers (who have license rights and obligations comparable to NatWest) to maintain at least a certain minimum level of support with respect to its licensed activities, NatWest shall select and maintain at least such minimum level of support provided by a Standard Support Package, which minimum level will have associated support fees not materially in excess of the Support Fee (as adjusted upward for inflation or to maintain support fees reasonably commensurate with industry standard support fees in comparable circumstances) and shall provide support commensurate with the level of support provided in Section 2.2((a)) and 2.2((b)) hereof. Such support (including correction of Material Defects) shall be provided to NatWest at a cost no higher than the lowest fees charged by InterTrust to any other Core Partner for substantially the same level of support under like circumstances and no greater than reasonably consistent with U.S. software industry practices.

                 3.   LIMITED LICENSE GRANT AND RESTRICTIONS.

3.1  Limited License to InterTrust Technology and Modified Technology.  Subject
     ----------------------------------------------------------------
to the terms and conditions of this Agreement, InterTrust grants to NatWest during the term of this Agreement a limited, nonexclusive, nontransferable (except as provided in Section 14.4), nonsublicensable (except as expressly provided in subparagraph (d) and (e) below), worldwide right and license under the Licensed Rights to:

     (a) use and reproduce the InterTrust Technology and Modified Technology solely for the purpose of: (1) designing, making, developing, and producing NatWest Products; and (2) exercising the rights granted under Sections 3.1((b)), 3.1((c)), 3.1((d)), 3.1((e)) and 3.2 hereof;

     (b) modify the InterTrust Technology, except any Core Technology, to: (1) create Modified Technology solely for the purpose of enabling incorporation of InterTrust Technology into NatWest Products; and (2) incorporate such Modified Technology into NatWest Products;

     (c) use NatWest Products and/or provide associated services in connection therewith in Compliance with InterTrust Specifications, and otherwise solely in accordance with this Agreement;

     (d) market, distribute, offer for sale, sell, license for use, import, export and/or otherwise transfer NatWest Products that are Application Products, and Distributable Documentation, to NatWest Customers pursuant to a Customer Agreement in accordance with, and as defined in, Section 4.2 hereof, and otherwise solely in accordance with this Agreement; and

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN
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                                       10

                                                                    CONFIDENTIAL

     (e) market, distribute, offer for sale, sell, license for use, import, export and/or otherwise transfer NatWest Products that are Clearinghouse Products, solely to Authorized Clearinghouse Providers pursuant to a Customer Agreement specific to such Authorized Clearinghouse Providers supplied in accordance with, and as defined in, Section 4.2 hereof, and otherwise solely in accordance with this Agreement.

3.2  Limited License to Perform Clearinghouse Functions.  Subject to the terms
---  --------------------------------------------------
and conditions of this Agreement, InterTrust grants to NatWest during the term of this Agreement a limited, nonexclusive, nontransferable (except as set forth in Section 14.4), nonsublicensable (except as expressly provided in subparagraph
(ii) below), worldwide right and license under the Licensed Rights to: (i) perform Clearinghouse Functions solely under NatWest Trademarks as specified herein and in Compliance with InterTrust Specifications; and (ii) have Authorized Clearinghouse Providers perform any and all tasks and functions permitted by this Agreement to service InterRights Points provided to a Customer by NatWest in accordance with Section 3.1((d)), to the extent such Authorized Clearinghouse Provider has been granted by InterTrust rights of the scope necessary to perform the immediately foregoing activities. Such Clearinghouse Functions as set forth in subparagraph (i) of this Section 3.2 may be performed to service solely InterRights Points that have been provided by (a) a NatWest Product, and solely in connection with such NatWest Product, or (b) a Person having a valid written license from InterTrust allowing such Person to permit Authorized Clearinghouses Providers to service InterRights Points provided by such Person.

3.3  License to InterTrust Trademarks.  Subject to the terms and conditions of
     --------------------------------
this Agreement, InterTrust grants to NatWest during the term of this Agreement a limited, royalty-free, nonexclusive, nontransferable (except as set forth in
Section 14.4), nonsublicensable (except as expressly provided in Section 3.1((d)) and ((e)) and Section 3.2(ii)), worldwide license to use and display the InterTrust Trademarks solely: (i) on NatWest Products and in connection with associated services to indicate that such products and services are in Compliance with InterTrust Specifications; (ii) on related Distributable Documentation and marketing and sales materials to identify that InterTrust Technology is being utilized by NatWest; and (iii) as otherwise set forth herein or reasonably stipulated in writing by InterTrust's Chairman of the Board, or any other InterTrust officer designated in a written communication to NatWest signed by InterTrust's Chairman of the Board (an "InterTrust Designated
                                                  ---------------------
Officer").
-------

3.4  No Additional Licenses.  NatWest understands and acknowledges that
     ----------------------
InterTrust is licensing to NatWest only certain limited rights to use InterTrust Technology as described herein; and InterTrust understands that NatWest is licensing to InterTrust only certain limited rights as expressly set forth herein. Thus, notwithstanding the generality of any other provision herein: (i) NatWest acknowledges and agrees that the licenses granted under Sections 3.1, 3.2, and 3.3 are the only licenses granted to NatWest; (ii) InterTrust acknowledges that the licenses granted under Sections 4.6 and 6.3 are the only licenses granted to InterTrust; and (iii) both Parties acknowledge that no other licenses have been expressly, or by implication or estoppel, now or in the future, granted except pursuant to a separate written agreement executed by an authorized officer of NatWest and an InterTrust Designated Officer. Any and all rights of InterTrust not expressly granted to NatWest under this Agreement are reserved and retained by InterTrust. Any and all rights of NatWest not expressly granted to InterTrust under this Agreement (including pursuant to Sections 4.6 and 6.3 hereof) are reserved and retained by NatWest.

3.5  General Restrictions.  NatWest covenants that it shall not:  (i) during the
     --------------------
term of this Agreement (a) reverse engineer any portion of the Core Technology or any technology that has been supplied to NatWest in Object Code form only,
(b) modify any portion of the Core Technology, and/or (c) engage in any "clean room" activities designed to replicate the functionality of the Core Technology for any use inconsistent with this Agreement; or (ii) after the term of this Agreement, use or exploit the InterTrust Technology for any purpose whatsoever (except as expressly provided in Section 13.3). Any material use by NatWest of any portion of the InterTrust Technology and/or Modified Technology outside the scope of the licenses granted by InterTrust hereunder shall constitute a material breach of this Agreement. If the provisions of subsections (i)(a),
(i)(b) and/or (i)(c) of this Section 3.5 are prohibited by any jurisdiction having competent jurisdiction over this Agreement and such prohibition cannot be waived by a Party by nature of the foregoing language, or otherwise be reasonably avoided by a Party (such as, for example, by developing, accessing and/or using any relevant

                                       11
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                                                                    CONFIDENTIAL

portions of the InterTrust Technology outside of such jurisdiction), then (1) before engaging in any of the activities set forth in such subsections (i)(a),
(i)(b) and/or (i)(c), NatWest shall provide InterTrust with ninety (90) days prior written notice; and (2) all information and/or technology derived from such activities (the "Derived Information") shall be treated as InterTrust
                      -------------------
Confidential Information (defined below) or Top Secret Information (defined below) as the case may be, and shall be used solely within the scope of NatWest's licenses granted under this Agreement and the other terms and conditions hereof. Furthermore, any disassembly, decompilation or reverse engineering undertaken in reliance upon such applicable jurisdiction' s prohibiting law shall take place only where such disassembly, decompilation or reverse engineering of any InterTrust software (or any part thereof) and reproduction of the software and translation of its form are indispensable to obtain the information necessary to achieve the interoperability of the software with other programs, provided that: (A) these acts are performed by such Person
                     -------- ----
or by another Person having a right to use a copy of the software, or on their behalf by a Person authorized under this Agreement to do so and where such acts are not in violation of any applicable governing law; (B) the information necessary to achieve reasonable interoperability has not previously been readily available to the Persons referred to in subparagraph (A); and (C) these acts are confined to the parts of the software which are necessary to achieve interoperability (as interoperability may legally be most narrowly interpreted under applicable law and precedent, for example to exclude from "interoperability" any acts that compromise system security and/or undermine basic viability or functionality of InterTrust Technology and/or NatWest Products) and occur solely as is consistent with the licenses under this Agreement, and where any rights to use any information derived from such acts terminate immediately and fully upon any cessation or termination of applicable licensed rights hereunder.


                 4.   NATWEST SUPPORT AND ADDITIONAL COVENANTS

4.1  NatWest Support of InterTrust Technology.
     ----------------------------------------

     (a)  NatWest Use of InterTrust Technology.   In accordance with the
          ------------------------------------
licenses granted to NatWest and the other terms hereunder, in addition to those provisions of Section 8.1, NatWest agrees to make commercially reasonable, good faith efforts to develop, produce, and distribute or use for commercial purposes, in a commercially meaningful manner, a NatWest Product (as applicable) as soon as commercially reasonable and practicable, and in any case within [*] months following the Effective Date. Such time period shall be extended by any period in which there is a delay in InterTrust's delivery of the Commerce 1.0 (GA Version) software beyond that set forth as of the Effective Date in Exhibit A hereto, or there exists a Material Defect in the Commerce 1.0 software that materially impedes NatWest's development efforts as relevant, but only for the period from the date that NatWest shows such efforts to have been first materially impeded to the date such defect has been reasonably corrected or mitigated as provided in Section 2.2((b)).

     (b)  Compliance with InterTrust Specifications.
          -----------------------------------------

          (i)  Products and Services.  NatWest shall not commence the
               ---------------------
distribution, sale or other transfer of any specific NatWest Product, or perform any service directly relating to InterTrust Technology, unless such products and/or services are in Compliance with InterTrust Specifications. Such InterTrust Specifications shall be established and applied in a nondiscriminatory and consistent manner with respect to all Persons regarding similar products, services, and/or circumstances directly related to use. InterTrust Specifications promulgated as of the Effective Date are set forth in Exhibit C hereto.

          (ii) Compliance with New Specifications. InterTrust may, from time to
          ---- ----------------------------------
time, modify InterTrust Specifications to accommodate changes in InterTrust Technology, and/or any related InterTrust product development, for such purposes as, for example, improving architectural integrity, functional capability, standardization, security capability, efficiency, and/or interoperability of technology, components, products and/or services that use InterTrust Technology (a "New Specification"). InterTrust shall use commercially reasonable efforts to
    -----------------
maintain compatibility between a New Specification and the then-preceding Specification taking into account benefits of performance, functionality, security enhancements, growth of installed base and

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN
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                                       12
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                                                                    CONFIDENTIAL

range of supported platforms, and potential burden resulting from version incompatibility. Priority shall be given to considerations of security, interoperability and platform support in evaluating when such compatibility is not commercially appropriate. To the extent InterTrust releases a New Specification that applies to any portion of a NatWest Product and/or service associated with InterTrust Technology then being performed or distributed by NatWest (as applicable), NatWest shall bring any further such products delivered to Customers, and/or any such services (as applicable), into Compliance with such New Specification as of the earliest to occur of: (A) the next version, release, or production cycle of such NatWest Product and/or such associated service (the "Next Version"), as earlier applicable, but only to the extent that
              ------------
NatWest receives notice of such New Specification within a reasonably sufficient time of such Next Version to accommodate new aspects of such New Specification; and (B) [*] months after NatWest receives a released copy of such New Specification. InterTrust and NatWest further agree that NatWest shall, within [*] months after receiving a released copy of such New Specification, implement such new aspects of such New Specification for all applicable services supporting and/or employing NatWest Products and/or any other products employing InterTrust Technology provided to Customers and not meeting such New Specification. Notwithstanding the foregoing, should serious technical interoperability and/or security requirements commercially necessitate more prompt action, NatWest and InterTrust will confer and agree upon more aggressive, practical schedules (taking into account the severity of security and interoperability concerns) feasible to ensure Compliance with the New Specification for all NatWest Products and any services relating to InterTrust Technology. Under such conditions, NatWest shall take whatever commercially appropriate steps are reasonable and required under the circumstances to minimize or eliminate (as may be necessary) a continuation of such interoperability and/or security problems. InterTrust represents to NatWest that all Core Partner Agreements existing as of the Effective Date contain substantially similar commitments regarding compliance by such Core Partner with InterTrust Specifications and New Specifications as provided for in this Section 0(0). If during the term of this Agreement InterTrust [*].

     (c)  Compliance Testing.
          ------------------

          (i)    Purpose. NatWest acknowledges that:(1) in support of InterTrust
                 -------
Technology, InterTrust will implement one or more certification programs designed to ensure that licensed products and/or associated services (including NatWest Products) use InterTrust Technology and/or Modified Technology in Compliance with InterTrust Specifications in accordance with this Agreement (the "Certification Program(s)"); and (2) such Certification Program(s) is (are)
 ------------------------
critical to maintaining the reliability, interoperability, and tamper resistance of products and services employing InterTrust Technology and/or Modified Technology, and in maintaining public confidence in the integrity of InterTrust Technology and/or brands as the resource for interoperable electronic commerce. In establishing its Certification Programs, as may be modified from time to time, InterTrust shall use reasonable efforts to establish policies supporting efficient certification of products and services based upon InterTrust Technology, subject, in InterTrust's discretion, to achieving the aforementioned goals of certification. As appropriate under the circumstances as determined by InterTrust, such alternatives may, under certain circumstances, include: (A) the pre-certification of certain components of InterTrust Technology for use in NatWest Products; (B) providing test programs or suites amenable for self certification or preliminary assessment of certifiability; and/or (C) otherwise supporting certification policies and/or technology that enables reasonable certification efficiency and Compliance with InterTrust Specifications. Any Certification Program(s) established by or for InterTrust for Development Partners shall be applied in a nondiscriminatory and consistent manner with respect to NatWest and all other Persons providing similar products and/or services.

          (ii)   Certification Requirements. Consistent with the foregoing,
                 --------------------------
prior to NatWest's first commercial use, or distribution, sale, or other transfer, of a NatWest Product or associated service (as applicable) InterTrust may require NatWest's: (1) use of a suite of test software provided by InterTrust (or an InterTrust

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

delegate ("Delegate") in accordance herewith) to test and verify that
           --------
NatWest Products (and/or associated services) are, at least in part, in Compliance with InterTrust Specifications; and/or (2) submission of samples to InterTrust (and/or an InterTrust Delegate) of such NatWest Products (in Object Code form unless Source Code is necessary or reasonably appropriate) and associated programs, parameter data, and other information that may be technically material to ascertain Compliance with InterTrust Specifications and/or to allow InterTrust (or a Delegate) to perform confidential testing ("Certification Testing"). To the extent that options (1) or (2) immediately
  ---------------------
above do not, or can not reasonably be anticipated to, provide sufficient information to verify Compliance, such Certification Program(s) may also require the provision to InterTrust and/or an InterTrust Delegate of detailed specifications and documentation related to NatWest's use of InterTrust Technology and Modified Technology for NatWest Products, and/or any associated services, but only to the extent that any such specifications and documentation are reasonably requested for certification assessment purposes and may be material to Certification Testing. All specifications and documentation provided by NatWest in connection with any such Certification Program(s) shall be authenticated in writing by an authorized representative of NatWest, and no NatWest Product and/or associated service shall be made commercially available hereunder unless it has become a Compliant Product (defined below). Any such Delegate performing certification in connection with NatWest Products and associated services hereunder shall: (A) not have commercial interests materially adverse to NatWest; and (B) have agreed to enter into a confidentiality agreement to maintain the confidentiality of NatWest Confidential Information.

          (iii)  InterTrust Certification Response. In connection with any
                 ---------------------------------
submissions made to InterTrust or an InterTrust Delegate in connection with a Certification Program, InterTrust (or such Delegate) will respond in a reasonably prompt manner recognizing product delivery time frames as appropriate following receipt of submitted products and access to, or receipt of technology supporting, such service, unless commercially reasonable factors result in prolonging such response. Such response shall be in the form of: (1) a written approval that the product or service is certified (a "Compliant Product")
                                                      -----------------
(NatWest Products and services relating to InterTrust Technology not being Compliant until such certification has been granted); or (2) if not approved, a summary, with reasonable details as feasible, of problems and, where feasible, suggested solutions.

          (iv)   Costs. To defray costs associated with the performance and
                 -----
administration of the Certification Program, in connection with the certification of any product or service NatWest shall be charged a reasonable fee not to exceed U.S. software industry norms for similar testing activities as may be available (and, if in part or in full conducted or managed by InterTrust, not more than the full cost incurred by InterTrust in performing, administering, and/or managing such tests, and, to the extent conducted by a Delegate, not more than fees charged by such Delegate to NatWest and InterTrust). An estimate of such fee shall be provided to NatWest, as applicable, as soon as reasonably practical upon NatWest's submission of samples or documentation for and access to services, for testing, and such fee shall be paid by NatWest in accordance with standard U.S. software industry practices.

     (d)  Documentation Format.  NatWest may modify the format of Distributable
          --------------------
Documentation and supplement the content thereof, but only in a manner consistent with such Distributable Documentation, to the extent reasonably necessary to enable NatWest's Customers to utilize NatWest Products and/or associated services. Subject to the provisions of this Agreement, NatWest may, at its expense, translate, or have translated for it, the Distributable Documentation into any appropriate language for purposes of delivery to its Customers or its own internal use. InterTrust shall have the right to receive and approve (to the extent referencing InterTrust Technology and/or capabilities and/or functions enabled by InterTrust Technology) any non-English translations made by or for NatWest of documentation provided by NatWest concerning NatWest Products and any related services (including Distributable Documentation), legends and notices required pursuant to Section 0 hereof and other required notices, and all versions of InterTrust Technology.

4.2  Customer and Clearing Agreements.
     --------------------------------

     (a)  Basic Requirements.  NatWest shall distribute NatWest Products only to
          ------------------
Customers (and perform associated services only for Customers), and only after NatWest shall have first notified and required

                                                                    CONFIDENTIAL

such Person to become bound by a form of customer agreement ("Customer
                                                              --------
Agreement") for such NatWest Product (and/or associated service) appropriate for
---------
such Customer (such as whether such Customer is an end-user or intends to further distribute NatWest Product) as provided by NatWest. Such Customer Agreement forms shall have terms relating to InterTrust Technology and InterTrust's rights and interests consistent with and reflective of the terms of this Agreement. Such Customer Agreement shall also have terms consistent with, reflective of, and based upon the items set forth in Exhibit D hereto (collectively, the "InterTrust Terms"). Such InterTrust Terms shall be signed by
                    ----------------
an InterTrust Designated Officer and appended to Exhibit D, and NatWest and InterTrust may from time to time supplement or amend Exhibit D as provided in
Section 0(0).

     (b)  Additional Provisions.   The approved InterTrust Terms shall be used
          ---------------------
by NatWest in all Customer Agreements unless and until: (i) NatWest requests a modification of the InterTrust Terms and InterTrust consents in its discretion in writing to such modification; or (ii) InterTrust reasonably requires that NatWest alter the InterTrust Terms where such alteration is needed to prevent or mitigate any impairment of any part of its Intellectual Property Rights, or any impairment of the security and/or interoperability of InterTrust Technology and applications and/or services based thereon, for example in view of court decisions and/or applicable regulations and/or newly available information.
Such alteration to the InterTrust Terms shall be signed by an InterTrust Designated Officer and attached to Exhibit D in accordance herewith. NatWest agrees and acknowledges that NatWest's compliance with this Section 4.2((b)) with respect to any specific Customer shall constitute a condition precedent to the licenses granted under Section 3 hereof with respect to any such Customer's use of NatWest Products and/or associated services. To the extent any InterTrust Terms are deemed, or are reasonably believed by InterTrust to have a substantial likelihood of being deemed, unenforceable or otherwise ineffective in any relevant jurisdiction, NatWest shall, upon becoming aware of such InterTrust Terms being deemed unenforceable or otherwise ineffective, or upon receiving written notice from InterTrust as to such reasonable belief, substitute new terms provided by InterTrust concerning such unenforceable or ineffective provision in such Customer Agreement forms or existing Customer Agreements, and take other actions as reasonably specified by InterTrust related to such unenforceability concerns, including reforming, modifying and/or canceling any such Customer Agreement if necessary to provide InterTrust with the legally enforceable protection contemplated hereunder.

     (c)  InterTrust Terms Review.  Under no circumstances: (i) shall any such
          -----------------------
review by InterTrust of InterTrust Terms and/or any terms of any Customer Agreement subsequently be interpreted and/or used as comments of InterTrust to be relied upon by NatWest in any manner whatsoever regarding compliance of such InterTrust Terms and/or such Customer Agreement terms with the provisions of this Agreement; and/or (ii) shall any such review or lack of review by InterTrust be deemed (1) binding on InterTrust or constitute any waiver of any rights whatsoever hereunder by InterTrust and/or (2) an admission or waiver of any kind whatsoever under any circumstances whatsoever, except that NatWest may rely on InterTrust Terms attached to Exhibit D hereto as amended from time to time in accordance herewith.

     (d)  Clearing Agreement.  Where NatWest is performing any Clearinghouse
          ------------------
Function services for a Person selling, acting as lessor or licensor of, vending, or in any comparable manner providing rights related to Content, or performing any other activities constituting a Content Transaction for consideration for such Content (a "Vendor"), NatWest shall have a written
                                   ------
agreement with such Vendor concerning such performance of Clearinghouse Functions, and such agreement shall contain (in addition to the InterTrust Terms, as applicable), at minimum, provisions: (i) requiring such Vendor to report and certify Customer's Portion Information (as defined in Section 5.1((b)) hereof) to NatWest in writing, and regularly update such reported information (consistent with the timing of NatWest's obligation to remit royalties pursuant to Section 5.2 hereof) in the event of any change thereof;
(ii) terminating such agreement in the instance that such reported information is found to have been materially or intentionally misrepresented or repeatedly negligently reported; and (iii) permitting InterTrust to act as a third party beneficiary (with the right to enforce) those provisions set forth in the preceding subparagraphs (i) and (ii) under the law of such jurisdiction and venue as set forth in the InterTrust Terms, unless any such terms are prohibited by applicable law, and then as reasonably agreed by the Parties.

4.3  Notices and Branding.
     --------------------

                                                                    CONFIDENTIAL

     (a)  Product Notices.  NatWest shall place Notices (as hereinafter defined)
          ---------------
on all NatWest Products, and Distributable Documentation: (i) in the "about box," or (ii) at such other equivalent location(s) as may be required to provide legally sufficient notice and/or as reasonably agreed in writing by InterTrust and NatWest, such as on certain screens generated by or including the NatWest Products and/or any associated services, and at such other locations as appropriate to protect InterTrust's Intellectual Property or as may be reasonable practice in the U.S. software industry. For purposes of this Agreement, the term "Notices" shall consist of: (i) Intellectual Property Rights, warranty, and disclaimer notices; and (ii) field of use notices consistent with the terms of this Agreement (including protection of InterTrust rights recognized hereby) as all such notices may be reasonably amended by InterTrust from time to time consistent with the provisions of Section
4.2((b)), and this Agreement. A representative version of such Notices as of the Effective Date are attached hereto as Exhibit E. NatWest shall not remove, alter, cover, obfuscate and/or otherwise deface any InterTrust Trademarks or Notices on any InterTrust Technology or associated documentation, marketing and advertising materials therefor, and shall contractually prohibit any and all Customers from -- and take commercially reasonable efforts to enforce such prohibitions against any Person known by NatWest to be in breach of such provisions concerning -- removing, altering, covering, obfuscating or otherwise defacing of any InterTrust Trademarks or Notices on any InterTrust Technology or associated documentation, marketing and advertising materials therefor. Compliance with subsections (i) and (ii) immediately above (following notice and opportunity to cure in accordance with the provisions of Section 13.2 hereof) shall constitute a condition precedent to the licenses granted under
Section 3 hereof with respect to those specific NatWest Products and/or associated services not in compliance herewith.

     (b)  InterTrust Branding.  NatWest shall, in accordance with the provisions
          -------------------
of this Section 4.3((b)) and InterTrust's reasonable instructions provided from time to time by InterTrust to NatWest, place the InterTrust brands as specified below on all NatWest Products and associated services, Distributable Documentation, marketing, sales, and advertising materials therefor, packaging for any physical media containing any such products or services, on initialization and/or start-up screens of any NatWest Products and/or associated services, or such screens generated by or including the NatWest Products and/or any associated services.
The InterTrust brands shall be the symbol or mark denoting Compliance of such NatWest Products and/or associated services with InterTrust Specifications, including the statement that such NatWest Products or associated services are "InterTrustworthy" or "InterTrustable" (as such symbol or mark may be amended by InterTrust from time to time consistent with the provisions of Section 4.4((e)) hereof). Such branding shall be located and appear in the manner specified by InterTrust, which shall be prominent, although secondary to the brands of NatWest and/or a NatWest Customer on a NatWest Product and/or service. Such InterTrust branding shall be prominent, but not unreasonably detract from, or interfere with, such other brands. NatWest shall not remove, alter, cover, obfuscate and/or otherwise deface any InterTrust brands and shall contractually prohibit its Customers from, and take commercially reasonable efforts to enforce such prohibitions against any Customer known to NatWest to be in breach of such provision concerning, the removal, alteration, covering, obfuscation or otherwise defacing of such InterTrust brands.

     (c)  NatWest Product Branding.  NatWest Products that are:  (i)
          ------------------------
Clearinghouse Products (and/or services associated therewith) shall be branded and marketed solely under NatWest Trademarks; and (ii) Application Products (and/or services associated therewith) shall be branded and marketed solely under NatWest Trademarks or "Co-Branded" (as defined below) under a NatWest
                             ----------
Trademark and the trademark of a Customer in accordance with the provisions hereof (except where use of InterTrust Trademarks is also required herein, or other trademarks of Persons are also included in a limited manner to identify other technology or services associated with such NatWest Product and/or associated service), and in all events in accordance with the provisions of
Section 4.5 and other provisions hereof. As used herein, "Co-Branded" means that
                                                          ----------
both a NatWest Trademark brand and the brand of a NatWest Customer appear on a NatWest Product and/or associated service; provided that the NatWest brand shall
                                           -------- ----
at least be clearly evident and prominent in all instances of branding usage without unreasonably detracting from or interfering with such NatWest Customer brand. References to Clearinghouse Function services with, in, or otherwise related to NatWest Products that are Application Products, and/or services through which NatWest provides Clearinghouse Function services shall be prominently branded solely under NatWest Trademarks (except as provided under Section 4.3((b)) including prominent branding on screens and/or user interfaces directly relating to initiating and/or reporting on transactions, and

                                                                    CONFIDENTIAL

materially prominent, though potentially secondary, mention on other splash screens and/or other relevant screens visible to end users. If NatWest is not performing the Clearinghouse Function services for any NatWest Product and/or associated service then, in addition to the foregoing with respect to a Co-Branded Product, the NatWest Trademark Brand shall occupy not less than [*]% of the aggregate presentation area in any NatWest Product and/or associated service dedicated to the presentation of any brands. In no event shall branding be employed that may be in any manner unclear that the branding and provision of Clearinghouse Products (and/or services associated therewith) is provided solely by NatWest.

     (d)  Network Notices.  At InterTrust's option and upon NatWest's approval,
          ---------------
which shall not be unreasonably withheld given the balance of commercial reasons, NatWest Web pages that materially promote or otherwise support NatWest Products, and/or associated services and InterTrust Technology (and/or at least one NatWest Web page that materially promotes NatWest Products and/or associated services if no Web pages materially promote or otherwise support InterTrust Technology) shall contain a graphical banner provided by InterTrust and a link to a Web page provided by InterTrust on the Internet or the equivalent thereof on any other public electronic network that materially promotes InterTrust Technology. At NatWest's option and upon InterTrust's approval, which shall not be unreasonably withheld given the balance of commercial reasons, InterTrust Web pages that materially promote or otherwise support InterTrust Technology and NatWest Products and/or associated services (and/or at least one InterTrust Web page that materially promotes InterTrust Technology if no Web pages materially promote or otherwise support NatWest Products and/or associated services) shall contain a graphical banner provided by NatWest and a link to a Web page provided by NatWest on the Internet or the equivalent thereof on any other public electronic network that materially promotes NatWest Products and/or associated services so long as NatWest treats InterTrust as its preferred partner for Secure Container and/or Digital Rights Management technologies.

     (e)  Prospective Notice.  The Notices shall be effective beginning on the
          ------------------
date InterTrust gives NatWest written notice thereof and NatWest shall implement and/or comply with applicable portions thereof as soon as reasonably commercially practicable thereafter.

4.4  InterTrust Trademarks.
     ---------------------

     (a)  Standards.  NatWest recognizes the importance of InterTrust's
          ---------
reputation and goodwill as the provider of a commercial trust environment and in connection with NatWest's use and distribution of licensed products and services bearing InterTrust Trademarks. Consequently, to maintain InterTrust's interest in and rights to the InterTrust Trademarks NatWest shall utilize the InterTrust Trademarks in accordance with reasonable trademark guidelines (which may include approved samples and exemplars) as may be provided to NatWest by InterTrust. Such trademark guidelines shall include a list of InterTrust Trademarks and shall specify restrictions on use, if any, including permitted and prohibited countries and jurisdictions. InterTrust Trademarks and trademark guidelines as of the Effective Date are initially listed on Exhibit B attached hereto, and may be modified by InterTrust from time to time upon InterTrust's provision to NatWest of reasonable prior written notice. Any such modification shall not include any names, logos or marks that substantially conflict, create a likelihood of confusion with, or cause substantial or material dilution of any then-existing trademark rights of NatWest.

     (b)  Trademark Ownership; Contestability.  NatWest acknowledges and agrees
          -----------------------------------
that all uses of InterTrust Trademarks as permitted hereunder, and goodwill associated therewith, shall inure solely to the benefit of InterTrust. NatWest shall not contest the validity of any InterTrust Trademarks (or registrations thereof or applications with respect thereto), or InterTrust's exclusive ownership of the InterTrust Trademarks or their associated goodwill: (i) with respect to any InterTrust Trademarks included on Exhibit B as of the Effective Date ("Initial Trademarks"); and/or (ii) with respect to any InterTrust
       ------------------
Trademarks later added to such Exhibit B in accordance with Section 4.4((a)) ("Added Trademarks") (provided that NatWest uses such Added Trademarks in
  ----------------
commerce during the term hereof). NatWest agrees to make available to InterTrust, upon request with reasonable notice, samples of records and other documentary evidence as is (are) retained in the ordinary course of

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

NatWest's business regarding its use of the InterTrust Trademarks, and information regarding first use of the InterTrust Trademarks by NatWest in each country.

     (c)  Confusing Similarity.  NatWest shall not use any marks identical with
          --------------------
or confusingly similar to any of the Initial Trademarks, or Added Trademarks used in commerce by NatWest at any time, and shall not register or attempt to register any marks identical with or confusingly similar to any Initial Trademarks or any Added Trademarks used in commerce by NatWest at any time during the term hereof. NatWest also shall not knowingly permit to be used or affixed (and shall take commercially reasonable steps to prohibit Customer from using or affixing) any trademark on any NatWest Product supplied to such Customer to the extent such trademark could reasonably be thought to be confusingly similar to or create any market confusion with any trademarks used by such Customer in connection with any products or services using Secure Container technology (other than InterTrust Technology Secure Containers).

     (d)  Approvals.  InterTrust shall have the right to review (reasonably
          ---------
prior to first commercial use) and to approve (which approval shall not be unreasonably withheld or delayed) all uses of InterTrust Trademarks, including any use thereof on NatWest Products, and in connection with associated services (including performance of Clearinghouse Functions) provided by NatWest relating to products and applications employing InterTrust Technology and/or Modified Technology, and in related documentation and marketing materials. Uses or ranges of uses of InterTrust Trademarks approved in writing by InterTrust may be used by NatWest in connection with NatWest Products and/or associated services, and all applicable related documentation and marketing materials until InterTrust informs NatWest in writing that such use or range of uses is no longer approved, and such notification shall take effect in the manner set forth in Section 4.3((e)) hereof.

     (e)  Prospective Notice.  Changes in the InterTrust Trademarks and
          ------------------
associated standards of quality shall be effective beginning on the date InterTrust gives NatWest written notice thereof and NatWest shall, as soon as reasonably commercially practicable thereafter, implement and/or comply with such respective portions thereof.

4.5  NatWest's Use of NatWest Trademarks on NatWest Products.  To promote the
     -------------------------------------------------------
branded and distinct identity of any NatWest Products, or associated services, NatWest acknowledges and agrees that any trademark or logo used by NatWest and/or a NatWest Customer (with respect to Co-Branded NatWest Products) in commerce to specifically identify, label or market any such products or services (other than trademarks or logos that serve to generally identify NatWest or such NatWest Customer) shall not, concurrently or thereafter, be used to identify any product or service other than such NatWest Products, and associated services, whether by NatWest, such NatWest Customer, or pursuant to license from NatWest.

4.6  NatWest Trademarks. InterTrust shall obtain permission from NatWest for any
     ------------------
use of NatWest's Trademarks in connection with marketing activities (which permission shall not be unreasonably withheld or delayed) and shall comply with NatWest's instructions provided in writing by NatWest concerning such further use of any NatWest Trademarks, except that InterTrust shall have the royalty free, nontransferable (except as provided in Section 14.4) worldwide right to use the NatWest Trademarks and other NatWest trademarks as selected by NatWest, solely in connection with any publicity in accordance with Sections 4.3((d)), 7.1, 7.2 and 9.3 hereof. InterTrust shall comply with all reasonable trademark guidelines provided in writing by NatWest concerning such use of any NatWest Trademarks which guidelines shall specify restrictions on use, including permitted countries and jurisdictions. The provisions of Section 4.4 shall apply reciprocally to InterTrust with respect to NatWest Trademarks as it applies to NatWest with respect to InterTrust Trademarks, and InterTrust shall comply with such provisions. NatWest Trademarks and trademark guidelines as of the Effective Date are listed on Exhibit B attached hereto, and may be reasonably modified by NatWest from time to time upon NatWest's provision to InterTrust of reasonable prior written notice thereof. Any such modification will not include any names, logos or marks that substantially conflict with, create a likelihood of confusion with, or cause a substantial or material dilution of then-existing trademark rights of InterTrust.

                                                                    CONFIDENTIAL

                     5.  LICENSE FEES AND PAYMENT TERMS.

5.1  Fees and Royalties.
     ------------------

     (a)  InterTrust Technology Fees.  In consideration of the licenses granted
          --------------------------
to NatWest herein and the other terms and conditions hereof, NatWest shall pay to InterTrust the following nonrefundable license fees, net of any withholding tax:

          (i) concurrently with the execution hereof, [*] dollars ($US[*]);

          (ii) within thirty (30) days after the delivery to NatWest of the Commerce 1.0 (GA Version), [*] dollars ($US[*]);

          (iii) upon the earlier of (1) NatWest's first commercial transfer and/or use of a NatWest Product and/or associated services pursuant to Section 3.1((c)) and/or ((d)) hereof, or (2) [*] year from the Effective Date, [*] dollars ($US[*]), which payment shall be [*] due InterTrust in the manner set forth in Section 5.2 below ("[*]");

          (iv) within thirty (30) days after the delivery to NatWest of any [*] and/or [*], which alone or in combination with previous [*] dollars ($US[*]), which payment shall also be [*] due InterTrust in the manner set forth in Section 3.2 below as [*]; and

          (v) within thirty (30) days after the delivery of [*] or [*], whichever is earlier, [*] dollars ($US[*]), and on the first day of each calendar quarter for three calendar quarters, commencing with the first calendar quarter after the payment set forth in Section 5.1((a))((iv)), [*] dollars ($US[*]), all four of such payments shall also be [*] due InterTrust in the manner set forth in Section 5.2 below as [*].

     (b)  InterTrust Technology Royalties.  In consideration of the licenses
          -------------------------------
granted to NatWest herein and the other terms and conditions hereof, for NatWest's exercise of the license pursuant to Section 3.2 hereof NatWest shall pay to InterTrust the following royalties, net of any withholding tax:

          (i) [*] of [*] percent ([*]%) of the Gross Commercial Value of each Content Transaction where such Content Transaction involves the performance of a Clearinghouse Function;

          (ii) [*] percent ([*]%) of the Gross Commercial Value received as consideration for the complete or partial performance by or on behalf of NatWest of any Clearinghouse Function, but not including those Clearinghouse Functions that are set forth in Section 5.1((b))((i)) above;

provided that (x) in calculating the Gross Commercial Value of a Content
-------- ----
Transaction in accordance herewith in the instance where a royalty due under subparagraph (i) above is based on any consideration provided to one or more Vendors other than through NatWest (such consideration the "Customer's
                                                            ----------
Portion"), NatWest may, in exercise of its good faith, rely upon information
-------
reported to it by such Vendors in accordance with the provisions of Section 0(0) hereof quantifying sums of money as consideration, and/or the fair market value of any other consideration, provided to such Person ("Customer's Portion
                                                      ------------------
Information"); so long as NatWest has used reasonable efforts in accordance with
-----------
applicable industry practices of the Payment Card Services industry to assess and validate the accuracy of such Customer's Portion Information, where reasonable grounds for suspicion exist. NatWest shall promptly discuss with an InterTrust Designated Officer any such suspicions (including any apparent inconsistencies or anomalies with Customer's Portion Information); (y) where royalties both under subparagraphs (i) and (ii) immediately above would result from such performance of Clearinghouse Functions for the same, identical, discrete Content Transaction or other electronic event, then in such instance only the greater of the two royalties described in (i) and (ii) above (measured by the amount to be received by InterTrust


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

hereunder) shall be due and payable to InterTrust for such identical discrete, Content Transaction or other electronic event; and/or (z) the Gross Commercial Value received as consideration for the complete or partial performance by or on behalf of NatWest of any Clearinghouse Function for purposes of subparagraph (i) and (ii) above shall not include consideration received by NatWest or any Person controlled by NatWest ("NatWest Affiliate") for the offering by NatWest or a NatWest Affiliate of a NatWest or NatWest Affiliate product and/or service to an end user wherein such NatWest or NatWest Affiliate product and/or service: (1) has been positioned or offered based in whole or in part upon NatWest's and/or NatWest Affiliate's use of information derived by NatWest at least in part from the use of any InterTrust Technology and/or Modified Technology; (2) is reasonably considered to be a financial industry product and/or service; and (3) is not, for compensation, being provided in whole or in part to provide the end user with any such derived information; and

          (iii) for all revenue and the monetary value of any other consideration, if any, received by NatWest directly in connection with the sale, lease, license, distribution, transfer, or other use of NatWest Products and/or services that utilize NatWest Products and/or InterTrust Technology (such as service fees for packaging third party Content and/or fees for hosting Content in connection with a NatWest service), and not based on performance of Clearinghouse Functions, a royalty of [*] percent ([*]%) of all such revenue and any such monetary value for other consideration received by NatWest, minus any sales, use, value added or other taxes (except withholding taxes) imposed by any national, state, local or foreign government and paid by and/or for NatWest on such received revenue and/or any other consideration (as calculated according to generally accepted accounting principles consistently applied with past practices).

     (c)  Support and Maintenance Fee.  Subject to the provisions hereof, in
          ---------------------------
partial consideration of InterTrust's provision of Support and Assistance set forth in Section 2.2 hereof, and Upgrades and New Releases, during the Support Period, NatWest shall pay to InterTrust the amount of [*] dollars (US$[*]) on an annual basis (the "Support Fee"). NatWest shall pay the Support Fee in four
                   -----------
quarterly installments within thirty (30) days after each calendar quarter in accordance with Section 0 hereof.

     (d)  [*]

     (e)  [*] of Royalty Rates; [*] Royalty.  Upon the [*] anniversary of
          ----------------------------------
the Effective Date, or earlier if requested by NatWest in writing as a result of [*], the Parties agree to [*] set forth in Sections [*] and/or [*] hereof. Any change in such rates shall be subject to agreement in writing by NatWest and InterTrust in the exercise of each party's discretion. Neither Party shall have any obligation whatsoever to agree to any [*] of such [*]. NatWest is under no obligation to [*] usage [*], and, provided that it [*] with its [*] of Section [*] and [*], NatWest shall have [*] its Content Transactions and Clearinghouse Functions, including the [*] its Customers.

     (f)  Suspension of Certain License Payments.  In the event a [*] causes a
          --------------------------------------
[*] in one or more of NatWest's [*] involving the commercial performance of [*]

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

[*] and such service(s) with which the [*] is associated is a [*] in the [*] of the [*] such services being delivered by NatWest and supported by and employing InterTrust Technology, NatWest shall be [*] that become [*] under Section [*] during the [*] - - i.e., from the time that [*] to InterTrust as set forth in
                   ----
Section [*] InterTrust has provided [*] or [*] and/or [*] to temporarily [*] or [*] such [*] in the manner set forth in Section [*] hereof.

5.2  Payment Procedure. Commencing upon the first payment by NatWest to
     -----------------
InterTrust of royalties specified in Section 5.1((a))((iii) or 5.1((a))((v)) hereof NatWest shall be [*] of all [*] under Sections 5.1((b))((i)) and 5.1((b))((ii)) in a calendar quarter [*]; provided that the total amount of all
                                          -------- ----
such [*] during the term shall not [*] dollars ($US[*]) in the [*]. Except as otherwise expressly provided in this Agreement, within [*] days after the end of each calendar quarter, NatWest shall pay InterTrust all amounts due and/or payable pursuant to the licenses and support provided hereunder, and received during such calendar quarter. NatWest shall make all payments hereunder by wire transfer to such account as designated by InterTrust in writing. Concurrently with each royalty payment, NatWest shall provide to InterTrust a written royalty report, certified to be accurate by an officer of NatWest specifying: (i) the revenues derived by NatWest that are subject to royalties during each calendar month of such quarter; (ii) the basis for calculation of the amounts due and payable; and (iii) summaries of business records employed by NatWest to arrive at the information set forth in (i) and (ii) immediately above. The manner of calculation of the amounts due and payable to InterTrust hereunder shall be determined in accordance with recognized and generally accepted U.S. accounting procedures and principles that shall be consistently applied to all such payments.

5.3  Currency.  Gross Commercial Value and all consideration received by NatWest
     --------
pursuant to Section 5.1((b)) in a currency other than U.S. dollars shall be converted by NatWest to U.S. dollars on a monthly basis for purposes of payment to InterTrust on a quarterly basis according to the rate of exchange for such currency, as published by The Wall Street Journal (Western Edition) on the last business day during each calendar month of a calendar quarter for which such royalties are due. If The Wall Street Journal (Western Edition, or main edition in absence of a Western Edition) ceases or fails to publish such rate of exchange at any time during the term of this Agreement, the rate of exchange during any such period of cessation shall be such rate as published by the Bank of America (San Francisco, California) or its legal successor on the last working day of such calendar quarter for which such royalties are due. In the event all of the above cease to operate, the Parties shall reasonably agree upon another internationally reputable source for such rate of exchange.

5.4  Taxes.  NatWest shall pay taxes, including but not limited to withholding
     -----
taxes, imposed by any foreign government or any other jurisdictions outside of the United States, as applicable, on all fees and royalties payable to InterTrust under this Agreement. NatWest shall be responsible for payment of all sales, use, value-added and other taxes, duties and other charges that may fall due with respect to the transfer to or licensing, reproduction, distribution, and/or use by NatWest of the NatWest Products, and with respect to NatWest's activities with respect to the Clearinghouse Functions. InterTrust shall be responsible for payment of all sales, use, value-added and other taxes that may be imposed by the United States government on InterTrust with respect to the transfer or licensing to NatWest of the InterTrust Technology hereunder or with respect to the payments received hereunder.

5.5  Interest.  NatWest agrees that all sums owed or payable to InterTrust
     --------
hereunder shall bear interest (compounded daily) at the rate of [*] percent ([*]%) per month or [*] percentage ([*]%) points above the U.S. Prime Rate on an annualized basis as published at the end of a calendar quarter for which such royalties are due, whichever is higher, or such lower rate as may be the maximum rate permitted under applicable law, from the date upon which payment of the same shall first become due up to and including the date of payment thereof whether before or after judgment, and that NatWest shall be additionally liable for all costs and expenses of collection, including, without limitation, reasonable fees for attorneys and court costs. Notwithstanding the foregoing, such specified rate of interest shall not excuse or in any way whatsoever be construed as a waiver of NatWest's express obligation to timely provide any and all payments due to InterTrust hereunder.

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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5.6  Audit.  NatWest shall maintain during the term of this Agreement and for a
     -----
period of five (5) years thereafter all books, records, accounts, and technical materials regarding NatWest's activities in connection herewith sufficient to determine and confirm NatWest's royalty obligations hereunder. Upon InterTrust's request, NatWest will permit an independent auditor from one of the five largest international accounting firms of InterTrust's choice (subject to NatWest's consent, which shall not be unreasonably withheld or delayed) to examine and audit, at InterTrust's expense, during a reasonable time (but no more than [*] during a [*] month period), such books, records, accounts, documentation and materials, and take extracts therefrom or make copies thereof for the purpose of verifying the correctness of reported royalty statements and payments provided by NatWest. Prior to such audit, InterTrust shall cause such independent auditor to execute a written confidentiality agreement supplied by NatWest, which shall contain terms that are commercially reasonable under the circumstances and are designed to reasonably protect the confidentiality of NatWest's information. NatWest shall pay any unpaid delinquent amounts disclosed by such audit within ten (10) days of InterTrust's request; provided that any such payment shall not constitute an admission or waiver of any kind. To the extent such examination:
(i) discloses an underpayment of more than [*] dollars ($US[*]) and such underpayment represents a sum greater than [*] of the sums paid to InterTrust by NatWest during the applicable period subject to such audit; or (ii) discloses an underpayment of more than [*] dollars ($US[*]), NatWest shall fully reimburse InterTrust, promptly upon demand, for the reasonable fees and disbursements due the auditor for such audit; provided that such prompt payment shall not be in
                            -------- ----
lieu of any other remedies or rights available to InterTrust hereunder. If an audit reveals an overpayment, InterTrust shall notify NatWest of such overpayment and NatWest will apply the amount of such overpayment against future royalties due and payable to InterTrust (and such [*] royalties shall not be subject to the provisions of Section [*] hereof concerning the [*]).

                   6. PROPRIETARY INFORMATION AND OWNERSHIP.

6.1  InterTrust Ownership. NatWest acknowledges and agrees that, as between
     --------------------
InterTrust and NatWest, InterTrust is the sole and exclusive owner of, and shall retain and hereby reserves (and nothing herein shall alter InterTrust's reservation of) all right, title and interest in: (i) the InterTrust Technology, created by (or for) or owned by InterTrust, and all Intellectual Property Rights embodied therein; (ii) all Intellectual Property Rights created or embodied in any works (whether tangible or intangible) created independently and solely by (and/or by any third party for) InterTrust in connection with its performance of this Agreement; and (iii) Modified Technology not owned by NatWest pursuant to
Section 0 hereof, and all Intellectual Property Rights embodied therein (collectively, the "InterTrust Property"). No provision contained in this
                    -------------------
Agreement shall be construed to transfer to NatWest or any other Person any title or ownership interest in any InterTrust Property.

6.2  NatWest Ownership. As between NatWest and InterTrust, NatWest shall be the
     -----------------
sole and exclusive owner of the portions of the following created independently and solely by (and/or by any third party for) NatWest hereunder, and shall retain and hereby reserves (and nothing herein shall alter NatWest's reservation
of) all right, title and interest in: (i) any NatWest Products, except with respect to any InterTrust Property incorporated therein; (ii) Modified Technology created in accordance with the terms hereof (except such Modified Technology that merely re-implements the existing functionality of InterTrust Technology provided to NatWest, including, for example, porting or translation thereof, which shall be deemed InterTrust Property); and (iii) all Intellectual Property Rights embodied in such part of NatWest Products or such Modified Technology (collectively "NatWest Property") independently developed by NatWest
                          ----------------
consistent with subparagraph ("i") and ("ii") above. No provision contained in this Agreement shall be construed to transfer to InterTrust or any other Person any title or ownership interest in any NatWest Property. As between NatWest and InterTrust, NatWest shall be the sole and exclusive owner of any customer data and usage information that is derived directly or indirectly by NatWest from a NatWest Customer through any use of InterTrust Technology without any breach of this Agreement or any obligations owed by any third Person to InterTrust; provided that such data or information: (a) is not also communicated by such
-------- ----
Customer or any third Person to InterTrust; and/or (b) does not relate to InterTrust or include any InterTrust Technology. Nothing in the foregoing portion of this paragraph

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN
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                                                                    CONFIDENTIAL

shall be construed in any manner whatsoever to transfer, license or grant any license or right to any Intellectual Property Rights of InterTrust.

6.3  NatWest Limited License to InterTrust.  In consideration of the licenses
     -------------------------------------
granted, and other consideration provided, by InterTrust to NatWest under this Agreement during the term of this Agreement, NatWest hereby grants:

     (a) to InterTrust, its affiliates, and their successors, assigns, and direct and indirect customers a nonexclusive, royalty-free and worldwide license under all patent rights of NatWest to manufacture, have manufactured, use, sale, offer for sale, license for use, import, distribution and/or otherwise exploitation of: (i) InterTrust Technology; (ii) any technology that directly interfaces with, or is necessary for applications built on top of InterTrust Technology to be interoperable with, the API (Application Programming Interface) of InterTrust Technology; and/or (iii) technology permitting the Management of Content by the application and technical enforcement, at least in part of, Rules and Controls, and/or distributed, peer-to-peer operating system technology; but solely to the extent that such activities would, but for such license, infringe any such patent rights of NatWest (including any patents disclosing and/or claiming any Modified Technology); and

     (b) to InterTrust, its affiliates and their successors a nonexclusive, royalty-free and worldwide license under the Intellectual Property Rights (other than trademarks, trade names, and service marks) of NatWest to use NatWest Products solely in connection with InterTrust's internal development of any product, or internal performance of any services, and/or evaluation of such NatWest Products, provided that the foregoing provisions of this Section 6.3((b)) are for internal use only of NatWest Products and shall not be construed to include external distribution of any NatWest Product or portion thereof.

InterTrust represents to NatWest that [*].

6.4  Independent Technology.  Except as provided in the provisions of Section
     ----------------------
8.2 hereof, nothing in this Agreement shall be construed to prohibit NatWest from using, selling, licensing, transferring or otherwise exploiting any technology that NatWest: (i) can demonstrate was developed by NatWest employees or consultants without the use of, reliance on, or reference or access to, any portion of InterTrust Technology and/or Modified Technology, and without any breach of this Agreement or any other obligation owed to InterTrust, and in which InterTrust does not have any patent rights; or (ii)(a) rightfully obtains directly or indirectly from a third Person who has not (1) breached any legal obligation owed to InterTrust and/or (2) obtained such InterTrust technology in violation of any law, and (b) which does not infringe or misuse any InterTrust Intellectual Property Rights or other legally cognizable rights of InterTrust of any kind whatsoever; (collectively, "Independent Technology"). Nothing in this
                                     ----------------------
Section 6.4 shall be construed to grant any licenses or rights of any kind whatsoever to NatWest with respect to such Independent Technology.

                  7.  JOINT ACTIVITIES AND FURTHER COVENANTS.

7.1  Joint Press Releases.  Promptly following the Effective Date, the Parties
     --------------------
shall work together to publicly issue one or more mutually agreeable press releases disclosing the existence of this Agreement, describing the Parties' intentions to develop important electronic commerce products, services, and technology, and generally promoting NatWest Products, the InterTrust Technology, and the planned InterTrust-related services of NatWest (the "Joint Press
                                                             -----------
Releases").  Unless otherwise agreed in writing, all further public disclosures
--------
by either Party

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                       23
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                                                                    CONFIDENTIAL

concerning the subject matter of the Joint Press Releases shall be consistent with the content of the Joint Press Releases. All other disclosures with respect to the terms hereof shall be made in accordance with Section 0.

7.2  Promotion and Marketing. Following the Effective Date, relevant personnel
     -----------------------
of NatWest and InterTrust shall meet from time to time to discuss, frame and prepare a joint activity marketing plan to promote their commercial relationship hereunder. In connection with such marketing plan, the Parties shall jointly and reasonably cooperate with each other, and participate in, from time to time, promotional, marketing, and sales activities designed to: (i) increase industry awareness of both InterTrust and InterTrust Technology, and NatWest Products;
(ii) promote the dissemination and use of InterTrust's technology as the general purpose electronic rights standard solution for electronic commerce; and (iii) promote NatWest as a primary electronic commerce service provider. InterTrust shall reasonably: (a) assist and support NatWest in the establishment of relevant NatWest brands on NatWest Products and associated services; and (b) appropriately support NatWest's Clearinghouse Functions and related services by communicating the availability of such services, as reasonable and appropriate to potentially interested persons; provided that NatWest promotes and uses
                                   -------- ----
InterTrust Technology in the Preferred Positioning manner set forth in Section
4.2. NatWest shall reasonably assist InterTrust with marketing activities relating to the InterTrust Technology by, for example, displaying and endorsing the display of certain InterTrust Trademarks on products and services (and materials relating thereto) and jointly participating, as mutually agreed, in trade shows and customer events. At no time shall NatWest or InterTrust make any representation or warranty to any Person materially inconsistent with: (1) InterTrust Specifications or Documentation; or (2) the efforts of the Parties with respect to promotion, marketing or other matters under this Agreement. As relevant and appropriate from time to time, and to encourage efficient partnering efforts concerning approaching customers and staging their own promotional and marketing activities, each Party agrees, in its reasonable discretion, to share with the other, as appropriate (and subject, for example, to the absence of a specific, material conflict in interest regarding the disclosure of any specific marketing information), its marketing plans relevant to the commercialization of InterTrust Technology, NatWest Products and associated services, and/or other material InterTrust and/or NatWest electronic commerce services and/or products, and related public relations activities.

7.3  Technology Advisory Committee.  To further strategic opportunities among
     -----------------------------
the Parties and to encourage feedback concerning InterTrust Technology, InterTrust currently intends to establish a committee limited to representatives of: (i) leading companies chosen from certain technology, financial and/or content industry companies that have close technology strategic relationships with InterTrust; and (ii) certain leading experts in technology or business applicable to information and electronic commerce (the "Technology Advisory
                                                        -------------------
Committee").  The Technology Advisory Committee shall meet regularly at a forum
---------
to be selected by InterTrust for the purpose of: (a) discussing and exchanging ideas for improving the functionality, interoperability, and market acceptability of InterTrust Technology and related issues pertaining to the electronic commerce industry; (b) providing input to InterTrust regarding InterTrust product marketing, and development of Upgrade Releases and New Releases; and (c) keeping Core Partners confidentially appraised as to planned upcoming changes in InterTrust Technology or Specifications, as commercially reasonable for InterTrust in its discretion. Upon the establishment of the Technology Advisory Committee: (1) InterTrust shall grant NatWest the right to have one seat as a member of the Technology Advisory Committee; and (2) NatWest, at its option, may elect and notify InterTrust of its designation of an executive (who may be an employee of NatWest and who shall not be involved in Supporting Other Technology, and shall be an Agent of NatWest for confidentiality purposes in accordance with Section 1 of Exhibit G attached hereto) to serve on such committee. To the extent it participates, NatWest shall: (A) be responsible for all acts and omissions of the representative in connection with the Technology Advisory Committee; and (B) pay for all expenses incurred by NatWest in connection with participation on such Committee. NatWest's membership on the Technology Advisory Committee shall be contingent upon (and subject to): (X) material adherence to generally applicable committee rules, and the terms and conditions hereof; (Y) NatWest avoiding activities that materially conflict with InterTrust's interests as determined by InterTrust; and
(Z) continuation of the Technology Advisory Committee.

7.4  Security Validation.  Throughout the term hereof, InterTrust and NatWest
     -------------------
will reasonably cooperate and work together to maintain, enhance and promote the robustness of the security aspects of InterTrust Technology

                                       24
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                                                                    CONFIDENTIAL

and NatWest Products and associated services, as reasonably determined by InterTrust and/or NatWest with respect to its technology, products or services, as applicable, and taking into account and balancing relevant interests such as commercial feasibility and desirability, the varying nature of applications and implementations of NatWest Products, regulatory and governmental restrictions, and overall commercial use of InterTrust Technology by NatWest. InterTrust agrees to use commercially reasonable, practical and affordable efforts with respect to InterTrust Technology, and NatWest agrees to use commercially reasonable, practical and affordable efforts with respect to NatWest Products, to establish and perform or have performed, security testing procedures and practices, including use of appropriate, circumscribed, third party "tiger testing." The Parties will further discuss and work together to consider, where (and as) practical, affordable and appropriate, obtaining validation and/or certification for appropriate portions of the respective Party's security related technologies and/or services from one or more relevant and appropriate third parties or organizations. Each Party agrees to share with the other relevant aspects of test results for, and/or identified security breaches of, InterTrust Technology and NatWest Products where practical, subject to confidentiality obligations, requirements of law, and appropriate security practices.

                          8.  [*]

8.1  [*]

     (a) [*] Subject to the terms hereof (including NatWest's performance of [*] set forth in Section [*]), and in the absence of [*] prior written consent, [*] shall [*] with (or [*] with) any [*] (as [*]) [*] ([*]) for a
[*] of [*] from the Effective Date (the [*]); provided that if InterTrust provides NatWest with the Commerce 1.0 (GA Version) release after December 31, 1998, [*] the [*] shall be [*] such [*] of [*] by that [*] of [*] December 31, 1998 and the [*] such Commerce 1.0 (GA Version) is so [*]. Notwithstanding the foregoing, [*] shall be [*] (or [*] into [*]) [*]: (A) a [*] that is [*] (each as [*] in [*]) as of the effective date of the Core Partner agreement, provided that if such [*] is a [*] as of the effective date thereof [*] shall [*] such [*] in such [*] from [*] any [*] to [*] that are (or are broadly equivalent to) [*] under such [*] to any [*] or other [*] during the [*]; and/or (B) any [*] or [*], and/or any [*] controlled by a [*] or [*] of the [*]. Further notwithstanding anything herein, [*] may from time to time inform [*] in writing of [*], but not more frequently than five (5) [*] per calendar quarter. Within ten (10) business days thereafter [*] shall notify [*] in writing whether such [*] is a [*] (as [*] in [*]) or has a [*]. Where [*] has notified [*] that [*] is not [*] to be a [*], or has failed to so provide notice within such time period, [*] shall have the [*] without any [*] or [*]. Such [*] shall continue during the [*] only if [*] devotes (and [*] that it shall [*]) [*] and [*] and [*] to: (i) [*], [*], publicly [*], [*] and make available in a [*], [*], and general purpose manner one or more [*], [*] supporting licensed InterTrust Technology users (assuming, where applicable, reasonable prior agreement between [*] and such users) (a [*]); and (ii) [*] with [*] or more [*] or [*] or other relevant important parties to provide [*] using InterTrust technology to support [*] (for example, [*], [*], or other [*] or [*] with [*]) as decided and agreed upon by each of the Parties ([*]), where such [*] agree to support [*] in

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                       25
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                                                                    CONFIDENTIAL

a manner comparable to [*] as described herein and at least through preferentially performing financial Clearinghouse Function services for the
[*] (defined below) and a commercially meaningful period thereafter (collectively, the [*]). At least one of such [*] shall be based in the [*]
and be a top-ranked [*] or [*] (including, for example, [*]). The Parties anticipate [*] having the primary direct commercial relationship with such [*]; provided that such [*] will need to [*] from [*] with respect to [*]. The [*]
-------- ----
shall not limit in any way whatsoever the rights of: (1) [*] to work with or license any technology or Intellectual Property Rights to any Person so long as [*] complies with this Section 8.1; and/or (2) any [*] to exercise its rights with respect to InterTrust technology (so long as any such [*] is not a [*] which first became a [*] during the [*]).

     (b) [*] If, as of the close of the [*] has [*] with the provisions of Section [*], is [*] and [*] a [*], and has [*] (containing substantially [*] fundamental [*]) ([*]) with at least [*] as provided in Section [*] and redacted copies of which are provided to [*] (provided that the non-redacted
                                              -------- ----
provisions in such Heads of Agreement must be sufficient to allow [*] to determine whether [*] obligations in Section [*] have been [*]), then (except where the [*] (defined below) has been [*] has decided to [*] set forth in Section [*] the [*] for an [*], except that [*] shall earlier [*] after the [*] of the [*] if [*] has [*] to [*] to effectuate the [*] with such [*] prior to the end of such [*] (the [*]; the [*] and any such [*] or further [*] collectively, the [*]). During the [*], if any, [*] shall use [*] and
[*] to establish a [*] of [*] committed to supporting InterTrust Technology as the technology standard for Digital Rights Management in the area of financial clearing services, and the Parties contemplate that [*] will have formed such [*] of [*] committed to establishing [*] as the de facto
                                                                 -- -----
standard for Digital Rights Management (as defined in Exhibit F) and related financial clearing. If InterTrust Technology has become the global de facto
                                                                   -- -----
standard for Digital Rights Management, the [*] may be subject to a further [*] at [*] discretion, and for such period as [*] may notify [*] in writing.

8.2  [*]   [*] set forth in Section [*] and in partial consideration for providing [*] with early, substantial access to Confidential and [*] Information, [*] and privileges concerning [*] and the rights granted to [*] hereunder ([*] and the [*]), [*] agrees to the following [*] (the [*]):

     (a)  Preferred Solution.  During the [*], [*] and its
          ------------------
respective units and controlled affiliates shall: (i) [*] for any [*] technology [*] of the [*], and/or [*] and/or [*] that would constitute [*] activities and/or services if [*], [*], or information derived at least in part from use of such technology were used, where the foregoing activities and/or services result from the use of any [*] technology [*] of the [*]; and
(ii) [*] as [*] and [*] technology and/or [*] technology solution ([*]). In providing such [*], [*] shall: (1) [*], [*], and [*] and [*]
as its [*] and [*] technology and business solution, and [*] as its [*] and [*], provided that the foregoing in regard to any press release shall also be
     -------- ----
consistent with the provisions of Section 7.1; and (2) refrain from [*], [*], [*], [*], [*], [*] related to, and/or otherwise


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN
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[*] (including [*], [*], or otherwise [*] (e.g., in any [*]), and/or assisting another Person in the [*], [*], [*], [*] and/or [*] of) (hereafter, [*]) Digital Rights Management and/or Secure Container technology other than [*] ([*]). Notwithstanding the foregoing, [*] for purposes of this Section
8.2((a)) shall not include the [*] of and/or [*] or other [*] or operating units of NatWest other than [*], where such [*] or [*] or [*] is made in the ordinary course of its business. Further notwithstanding the foregoing, if at any time [*] other than [*] decides to [*], [*], any [*] by [*] in any Persons whose business involves, or has announced either publicly or to [*] that it plans to engage in, the [*], [*], [*] or [*] of [*] (as defined in [*]) (but not including any investment made by [*] pursuant to its [*] or of another [*] on such other [*] (and where [*])) ([*]), [*] shall immediately notify [*] in writing. Upon any such [*], [*], as its sole and exclusive remedy, shall be entitled to [*] of its obligations under Section [*], which [*] shall be effective (notwithstanding any cure procedures set forth in Section 13.2) [*] months after the date of such [*]. [*] hereto sets forth, as of the Effective Date, a [*] of products that, to [*], claim to use [*] and/or [*]. Such [*] may be supplemented or amended from time to time by InterTrust during the [*].

     (b)  Use of [*] Providers.  If at any time during the [*] decides to
          --------------------
initiate activities [*], [*] shall promptly (and in all events as soon as reasonably practical and before [*]) notify [*] in writing of such intent (a [*]). Such notice shall provide [*] with reasonable [*], including generally the [*], and such other information as may be reasonably useful in order to assist [*] to [*], except that such notice need not disclose any detailed proprietary information (other than the fact that [*]) that may be subject to confidentiality obligations owed by [*] to any [*] (the [*]). Similarly, if [*] of any information that causes [*] to believe that a [*] may have occurred, [*] shall so notify [*] in writing and provide [*] with reasonable information concerning the [*] ([*]). In the event of such an [*] to [*], [*] shall promptly thereafter provide a written communication to [*] responding to [*] notice and providing information regarding such [*] as is reasonably calculated to enable [*] to decide whether to [*], except that such communication need not disclose any detailed proprietary information (other than the fact that [*]) that may be subject to confidentiality obligations owed by NatWest to any third Person. After a [*] or [*] has been sent in accordance with this Section 8.2((b)), the Parties shall promptly and reasonably cooperate with each other to gather and report such relevant facts and circumstances as may be reasonably required by [*] to: (1) help [*]; and (2) help [*].

     (c)  [*]; Remedies.  If [*] has delivered the [*], or if information
          -------------
available to [*] the completion of the process initiated pursuant to Section 8.2((b)) following the delivery by [*] of the [*] indicates to [*] that [*] (or is [*]) in a [*] that was the [*], then [*] shall have the right, notwithstanding the provisions of Section 8.1 and/or other provisions of
Section 8.2 hereof: (i) to [*] the [*] of Section [*] such that [*] may [*] and [*] with any [*] that grants such [*] a [*] and [*] in any field and in any manner other than the provision of [*] (as defined below) under such [*] brand; and (ii) if the [*]


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                                       27
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[*] or any subsequent [*] is then in effect, [*] shall [*], or if such period has not yet commenced, [*] shall not [*] nor any further [*]. Any failure by [*] to fully exercise all of its rights under the [*] with respect to a specific [*] shall not be deemed or construed to limit or otherwise adversely affect in any manner whatsoever: (1) [*] to exercise the [*] with respect to other [*], or the specific [*] if circumstances about the nature of the [*], including available relevant information, change in the future; and/or (2) seek or receive [*] or in [*] with respect to such specific or any other [*] except (and solely except) in the circumstance expressly set forth in the following sentence. In the event a [*], [*] or [*] ([*]) of [*] -- other, but solely other, than any such [*] having principal responsibility for [*] (including [*], [*], [*], or other [*] ([*]), and/or [*] and/or [*] for and/or on behalf of [*] and/or [*] involving such [*]) (collectively, the [*]) -- [*] in a manner in breach of Section 8.2((a)), [*] sole remedy shall be [*] pursuant to this Section [*] hereof. That [*] of [*] having [*] as of the Effective Date is known as [*] and shall not include any [*] or function to which, or through which, [*] reports (so long as several Units report to or through such senior business unit or function) and may, hereafter, if [*], include other [*] in combination to provide such [*]. Notwithstanding the foregoing, if: (x) any [*] in accordance herewith involves [*] that is a [*] (defined in [*]); (y) any [*] of [*] participates in a consortium not in existence as of the Effective Date [*] for [*] (but not if that [*] of [*] having principal responsibility for [*] is directly [*]); and/or (z) any other terms and conditions hereof (including Section 8.2((a)) are not complied with, then, in addition to exercise of the [*] pursuant to this Section 8.2, [*] shall be entitled to [*].

     (d)  Limitations.  Nothing in Section 8.2 of this Agreement shall be
          -----------
construed to require [*] in connection with any particular [*] and/or [*], if [*] to any specific [*] in any other product by using commercially reasonable efforts to satisfy such [*] by recommending the use of [*] of an [*] but such [*] in requiring the use of such an alternative technology. In addition, [*] may: (i) act as an [*] to provide [*] to customers provided that no [*] is apparent to any end-user and [*] is not acting directly under a license or sublicense to provide clearing services supporting any [*] not provided by [*]; and (ii) as an minor part of [*], [*] and [*] on a limited basis using [*] solely for delivery of such [*], provided that (a) the [*] of such third
                                     -------- ----
party Content requires [*] to [*] for the delivery of such third Person's Content (and after [*] has used [*] to [*] to allow the use of [*] in connection with such content delivery), (b) [*] (and does not) modify, or otherwise [*] such [*] in any manner, (c) [*] from associating any [*] with such third party Content (other than as generally indicated on such [*] product or service), and (d) [*] does not [*] the [*] of such [*] on any part of its [*], [*] or [*], other than strictly to indicate that such [*] is being [*] where necessary in the performance of its [*] of [*].

     (e)  Clarification; Cooperation.  During the [*], the Parties shall
          --------------------------
reasonably cooperate with each other to appropriately and reasonably address any [*] for [*] that are reasonably provided and are consistent with this Agreement and that [*] of the [*] of [*], [*] and other [*] to


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

specific situations; provided that in all events the provisions of this
                     -------- ----
Agreement, including, for example, Section 4.2((c)), shall apply to (and exclusively govern) all such discussions, and nothing [*] and [*] or its terms and conditions [*], unless satisfying the requirements of
Section 14.4 hereof.

                             9.  CONFIDENTIALITY.

9.1  Classification of Technology and Documents.  Technology, documents and
     ------------------------------------------
other information to be exchanged by the Parties shall be marked, as appropriate, to identify the confidential or nonconfidential nature of the information, and information exchanged orally or visually shall be described as appropriate, to alert the recipient of the confidential or nonconfidential nature of the information. As regards InterTrust Technology (including Documentation) and other documents or information provided by InterTrust to NatWest in tangible form, or provided orally or visually hereunder, such information shall be marked, or indicated as: (i) "Unclassified"; (ii) "Confidential"; or (iii) "Top Secret." NatWest information shall be marked or indicated, as appropriate, as: (a) "Unclassified" or (b) "Confidential." A Party and its authorized personnel shall exercise careful judgment when they are in possession of information of the other Party that has not been marked or at the time of such disclosure indicated to be within one of the above-described classifications. If any information provided by one Party has not been marked or indicated as above and is not known with certainty by the receiving Party to have been either publicly released or otherwise classified as "Unclassified," then such other Party, its employees and any other Person authorized to possess such information shall treat such information as "Confidential," except information provided by InterTrust relating to security capabilities, trustedness, and architecture (or design) integrity of the InterTrust Technology, which shall be considered to be "Top Secret" and shall be handled as provided by Section 0 of Exhibit G hereto.

9.2  Confidentiality Obligations.  Subject to the provisions hereof, the Parties
     ---------------------------
(and their relevant personnel and agents) shall hold, maintain and treat Confidential Information of NatWest or InterTrust, and/or Top Secret Information of InterTrust, as applicable, in the manner set forth in Exhibit G hereto. Subject to the provisions of this Section 0, upon the Effective Date of this Agreement, information relating to the subject matter of this Agreement, when disclosed after the Effective Date shall be covered by the confidentiality provisions of this Section 9 and Exhibit G. Any information disclosed by one Party to the other Party relating to the subject matter of this Agreement when disclosed by one Party to the other Party prior to the Effective Date or relating to subject matter outside of this Agreement shall be covered under the Non-Disclosure/Non-Use Agreements between InterTrust and NatWest, as applicable, dated 10 September 1997, 9 September 1997 and 14 April 1998.

9.3  Confidentiality of Agreement and Publicity.  Except as otherwise provided
     ------------------------------------------
in Sections 7.1 and/or in Section 0 of Exhibit G, neither Party hereto shall at any time, without the prior written consent of the other, disclose the specific details of the terms and conditions of this Agreement to any Person, other than:
(i) as required by law, regulation or rules of a securities exchange or other regulatory authority, for example, in connection with any initial public offering of securities pursuant to a registration under the Securities Act of 1933, as amended (an "IPO"); (ii) to investors holding (or potential investors
                      ---
who may purchase) approximately one percent (1%) or more of the outstanding equity shares of such Party prior to an IPO and having no reasonably anticipated conflict of interest with the other Party; and/or (iii) to Agents of a Party (as defined in Exhibit G) having a substantial need to know, or financial institutions or professional advisors having a reasonable need to know such information and having no reasonably anticipated conflict of interest with the other Party. In each and every case set forth above, the receiving Person shall be bound by a confidentiality agreement sufficient in scope to protect the Parties' rights and interests hereunder. Notwithstanding the foregoing provisions of this Section 9.3: (a) either Party may publicly discuss or otherwise disclose in general terms that an agreement exists between the Parties to develop products and services using InterTrust Technology, but may provide no further material details as to the specific activities and commitments of the other Party, without the prior written consent of such other Party; and (b) either Party may make such disclosures to the extent permitted under this
Section 0 in order to perform its obligations or exercise its rights under this Agreement.


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

9.4   Confidentiality of Payments, Audit and Certification Testing.  All
      ------------------------------------------------------------
information received during an audit or pursuant to a Certification Program as provided herein, all information concerning Certification Testing (including any results thereof and any information received pursuant to any Certification Testing), and all payment information received pursuant to this Agreement, shall be treated as "Confidential Information." Notwithstanding the foregoing, information concerning whether a NatWest Product or any associated services being disseminated or used in commerce is Compliant with InterTrust Specifications shall not be treated as confidential information under any provision of this Agreement.

                     10.  REPRESENTATIONS AND WARRANTIES.

10.1  Representations and Warranties of Both Parties.  Each Party represents and
      ----------------------------------------------
warrants to the other Party that as of the Effective Date:

      (a) it is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with full corporate power and authority to carry on its business as it is now being conducted;

      (b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by such Party, and neither the performance of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the charter or organizational documents of such Party; and

      (c) this Agreement constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

10.2  Representations and Warranties of InterTrust.  In addition to Section 0
      --------------------------------------------
above, InterTrust represents and warrants to NatWest that as of the Effective
Date:

      (a) InterTrust has not, to the knowledge of the officers of InterTrust, entered into a [*] arrangement with any organization that is a [*].

      (b) InterTrust owns or has the right to grant the licenses hereunder with respect to the InterTrust Technology, including under applicable law;

      (c) to the knowledge of the executive officers of InterTrust, the InterTrust Technology does not infringe any Person's U.S. patent, trademark, copyright, or trade secret right, and no active claims or allegations of any such infringement are pending; PROVIDED THAT INTERTRUST MAKES NO WARRANTY WITH
                               -------- ----
RESPECT TO THE INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OTHER THAN THE FOREGOING REPRESENTATION;

      (d) InterTrust is unaware of, and has in good faith employed commercially reasonable steps in accordance with the U.S. software industry practices to prevent and/or minimize [*], [*], [*], or other similar devices or mechanisms that are intended to [*], [*] or [*] the [*] of the InterTrust Technology or NatWest Products or cause such technologies to [*], inconsistent with reasonable business practices. A summary of such reasonable steps that have been taken is included in Exhibit H hereto.

      (e) the InterTrust Technology as delivered to NatWest pursuant to this Agreement will, [*], [*] to the [*], and will be able to [*] ([*]) associated with the [*], and recognize the [*] as a [*]; provided that NatWest agrees
                                              -------- ----
that InterTrust's sole obligation and NatWest's sole and exclusive remedy for any breach of this representation will


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

be to [*] set forth in Section [*] treating any such [*] to [*] or [*] .

10.3  Limitation.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT TO THE
      ----------
CONTRARY: (i) THE INTERTRUST TECHNOLOGY AND PRODUCTS ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR REQUIREMENTS AND NONINFRINGEMENT; (ii) INTERTRUST SHALL ASSUME NO RISK AS TO THE QUALITY, ACCURACY, INFRINGEMENT AND PERFORMANCE OF THE INTERTRUST TECHNOLOGY PRODUCTS; AND (iii) INTERTRUST DOES NOT WARRANT THAT INTERTRUST TECHNOLOGY OR THE INTERTRUST TECHNOLOGY PRODUCTS WILL MEET NATWEST'S REQUIREMENTS OR THOSE OF ANY THIRD PARTY, OR THAT INTERTRUST TECHNOLOGY PRODUCTS WILL BE ERROR FREE OR WILL OPERATE WITHOUT INTERRUPTION. NatWest specifically, and without limitation, acknowledges that the Sample Applications, deployable applications and deployable components (as each are described in Exhibit A) that may be provided to NatWest as part of InterTrust Technology are intended, solely to aid NatWest in its development efforts, should NatWest decide to use them.

10.4  Reporting and Other Covenants.  InterTrust shall promptly inform NatWest,
      -----------------------------
in writing, of any breach by InterTrust of any provision hereunder that comes to the attention of an InterTrust executive officer. NatWest shall promptly inform InterTrust, in writing, of any breach by NatWest, of any provision hereof and/or by a Customer of a Customer Agreement, that comes to the attention of a NatWest officer or manager. InterTrust agrees that the representations set forth in Sections 0(0)-(0) shall apply to each new delivery of InterTrust Technology as if such representations were made as of the date of such delivery of InterTrust Technology; provided that any InterTrust [*] of any and all breach(es) of the
            -------- ----
foregoing shall be [*] to an [*] not to [*] in any and all circumstances.

                      11.  INDEMNIFICATION AND REMEDIES.

11.1  Indemnification.
      ---------------

      (a)  InterTrust Indemnification.  InterTrust shall indemnify and hold
           --------------------------
NatWest and its employees, officers and directors (the "NatWest Parties")
                                                        ---------------
harmless from any and all liability, judgments, costs, damages, claims, suits, actions, proceedings, expenses and/or other losses, including reasonable attorneys' fees (collectively, "Claims") or portions thereof, to the extent
                                ------
awarded by a court of competent jurisdiction or pursuant to a settlement as provided hereunder, resulting from controversies or litigation asserted by any third Person against the NatWest Parties arising directly or indirectly from:
(i) InterTrust's breach of any of its obligations under this Agreement, or its representations and warranties set forth in Sections 0, 0, or 0 (subject to the provisions thereof); and (ii) NatWest's proper use of InterTrust Trademarks as set forth herein; provided, however, that, this indemnity does not extend to any
                  --------  -------  ----
Claim (collectively, the "Indemnification Exclusions") relating to: (1) any
                          --------------------------
Modified Technology or other modifications thereto made by NatWest or any third Person or combinations of the InterTrust Technology with any product, technology or service of NatWest or of any Person, where such Claim resulted from such modification or combination and not from the InterTrust Technology by itself as contained in such modification or combination; or (2) the use of any InterTrust Technology in any manner inconsistent with InterTrust Specifications or Documentation to the extent that such Claim would have been avoided in the absence of such inconsistent use.

      (b)  NatWest Indemnification.  NatWest shall indemnify and hold
           -----------------------
InterTrust, its employees, officers and directors (the "InterTrust Parties")
                                                        ------------------
harmless from any and all Claims or portions thereof to the extent awarded by a court of competent jurisdiction or pursuant to a settlement as provided hereunder, resulting from controversies or litigation asserted by any Person against the InterTrust Parties arising directly or indirectly from: (i) NatWest's breach of any of its obligations, representations or warranties hereunder; (ii) InterTrust's proper use of NatWest Trademarks as set forth herein; (iii) the design, manufacture, use, distribution and/or disposition by

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

or for NatWest of Modified Technology, NatWest Products, performance of any service associated with the foregoing, and/or other exercise by NatWest of the licenses hereunder, except where such Claims would have arisen solely out of InterTrust Technology as directly provided to NatWest by InterTrust in the absence of NatWest activities hereunder, and further, except to the extent NatWest is indemnified by InterTrust under Section 11.1 ((a)) hereof; and (iv) any Claim relating to the Indemnification Exclusions.

      (c)  Third Party Claims.  In case any Claim is brought by a third Person
           ------------------
for which Claim indemnification is or may be provided hereunder, the indemnified Party shall provide prompt written notice thereof to the other Party. Where obligated to indemnify such Claim, the indemnifying Party shall, upon the demand and at the option of the indemnified Party, assume the defense thereof (at the expense of the indemnifying Party) within thirty (30) days or at least ten (10) days prior to the time a response is due in such case, whichever occurs first, or, alternatively upon the demand and at the option of the indemnified Party, pay to such Party all reasonable costs and expenses, including reasonable attorneys' fees, incurred by such Party in defending itself. The Parties shall cooperate reasonably with each other in the defense of any Claim, including making available (except as expressly set forth herein to the contrary, and in all events under the strongest protective order reasonably available) all records necessary to the defense of such Claim, and the indemnified Party shall have the right to join and participate actively in the indemnifying Party's defense of the Claim. Notwithstanding the foregoing (and any other Section of this Agreement), it is understood and acknowledged that InterTrust need not under any circumstance provide Top Secret Information except as expressly provided to the contrary in Section 3 of Exhibit G. Each Party shall be entitled to prior notice of any settlement of any Claim to be entered into by the other Party and to reasonable approval of a settlement to the extent such Party's rights would be directly and materially impaired. Without limiting the foregoing, in the event of any Claim or threatened Claim that [*] any [*]: (a) upon NatWest's written request, InterTrust will use all reasonable efforts (taking into account the gravity of the situation) to [*] or [*] NatWest (at NatWest's expense) to [*] and otherwise [*] in accordance with the terms and conditions hereof such portion of InterTrust Technology on [*] to [*], each in the exercise of its own discretion; or (b) at InterTrust's sole discretion, InterTrust may use [*] or [*] of the [*], as the case may be, so as to make such portion of the [*] while [*] substantially [*] and [*] of such [*] or [*] of the [*] that are material to NatWest's then-current use of such technology. If options (a) and (b) are not [*]: (1) NatWest shall have the right, as its sole and exclusive remedy in connection with such Claim, threatened Claim or action of InterTrust in accordance with this Section 0(0), to terminate the licenses granted hereunder upon thirty (30) days prior written notice; and (2) InterTrust may, and without any liability whatsoever, terminate the licenses granted hereunder as to such portion upon thirty (30) days prior written notice if in the good faith opinion of InterTrust or its professional advisors, InterTrust has a material risk of liability from NatWest's continued use of such portion of InterTrust Technology.

11.2  Cumulative Remedies.  Except as expressly provided herein to the contrary,
      -------------------
no remedy made available to a Party by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

11.3  Equitable Remedies.  Each Party agrees that it may be impossible or
      ------------------
inadequate to measure and calculate a Party's damages from any material breach of the covenants set forth in Sections 3.5, 5.6, 8,9, 13.2, 13.3, or 14.4 hereof. Accordingly, each Party agrees that if it or any of such Party's Agents thereof materially breach or threaten a material breach or anticipatory repudiation of any of such provisions, in addition to any other right or remedy available, the other Party shall be entitled: (i) to obtain an injunction against the breaching Party and such Party's Agents thereof, from a court of competent jurisdiction restraining such breach or threatened breach; and (ii) to specific performance of any such provision of this Agreement.

                          12.  EXCLUSION OF DAMAGES.

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

EXCEPT AS SET FORTH IN THE IMMEDIATELY FOLLOWING SENTENCE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY, ITS AGENTS, AFFILIATES, CUSTOMERS, OR ANY OTHER PERSONS, FOR ANY LOST PROFITS, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, ARISING OUT OF THE BREACH OF THIS AGREEMENT. NOTWITHSTANDING THE IMMEDIATELY PRECEDING SENTENCE, A PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ALL DAMAGES, INCLUDING INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES TO THE EXTENT SUFFERED OR INCURRED BY THE OTHER PARTY IN THE FOLLOWING CIRCUMSTANCES: (i) THE MISAPPROPRIATION OF TRADE SECRETS OF THE DAMAGED PARTY BY THE LIABLE PARTY, OR ITS AGENTS; (ii) THE WILLFUL MISCONDUCT OR MATERIAL BREACH OF THIS AGREEMENT IN BAD FAITH BY THE LIABLE PARTY, OR ITS AGENTS; OR (iii) THE BREACH OF SECTIONS
6 AND/OR 9 HEREOF.

                          13.  TERM AND TERMINATION.

13.1  Agreement.  This Agreement shall commence on the Effective Date and,
      ---------
unless and until terminated earlier pursuant to Section 13.2, shall continue for a period of [*] years.

13.2  Events of Termination.  This Agreement and the licenses granted hereunder
      ---------------------
shall be subject to termination upon the occurrence of any of the following events and such other provisions hereof expressly so stating (each, an "Event of
                                                                        --------
Termination"):
-----------

      (a) Except as expressly provided elsewhere in this Agreement, if either Party materially defaults on any of its material obligations under this Agreement, the non-defaulting Party shall have the right to initiate a termination procedure under this Agreement by written notice describing with reasonable specificity the nature of the default and requiring that such default be cured in accordance herewith. Unless: (i) within [*] calendar days of receiving such written notice of such default, the defaulting Party remedies the default; or (ii) in the case of a default that cannot with earnest due diligence be cured within such sixty day period, the defaulting Party institutes, within [*] days of the commencement of the Cure Period, steps necessary to remedy the default and thereafter employs best efforts to diligently prosecute the same to completion (collectively, as applicable, the Cure Period"), at the end of such
                                         ---------------
Cure Period the non-defaulting Party may terminate this Agreement. Notwithstanding the foregoing, the Cure Period associated with a NatWest breach of its payment obligations under Section 5 shall be [*] days. Notwithstanding any of the foregoing, a Party shall have the right both to immediately terminate this Agreement and to obtain injunctive relief in the event the other Party engages in any: (1) intentional, material unauthorized use of technology known by such Party to be outside of the rights granted hereunder (or, in the case of NatWest, any unauthorized disclosure of InterTrust Top Secret Information) and/or (2) intentional, material unauthorized disclosure of Confidential Information known by such Party to be a violation of this Agreement;

      (b) By a Party at its option, effective immediately upon written notice to the other Party, in the event of: (i) the filing by the other Party of a petition in bankruptcy or insolvency; (ii) the appointment of a receiver for the other Party for all or substantially all of its property relevant to the business activities under this Agreement; (iii) the making by the other Party of any assignment or attempted assignment for the benefit of creditors for all or substantially all of its properties relevant to its business activities under this Agreement; or (iv) the institution of any proceedings for the liquidation or winding up of the other Party's business or for the termination of its corporate charter, if any such proceeding is not dismissed within one hundred and twenty (120) days of institution;

      (c) Upon thirty (30) days prior written notice to InterTrust, NatWest may terminate this Agreement this Agreement in the event InterTrust is in breach of the representations set forth in Section 10.2((b)); or

      (d) Upon thirty (30) days prior written notice to NatWest, InterTrust may terminate this Agreement in the event NatWest: (i) fails to release any NatWest Products and/or associated service in a material, commercial fashion within [*] months from the date InterTrust first delivers Commerce 1.0 (GA

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

Version) to NatWest in accordance with the provisions of Section 0 hereof, and/or makes no release of any NatWest Product commercially available for any consecutive [*] month period during the term of this Agreement, provided that such time period shall be extended by any period in which there exists a Material Defect in the Commerce 1.0 software that materially impedes NatWest's development efforts as relevant, but only for the period from the date that NatWest shows such effort to have been first materially impeded to the date such defect has been reasonably corrected or mitigated as provided in Section 0(0); (ii) fails to timely make payments due under this Agreement on two or more occasions over a twelve (12) month period; or (iii) engages in conduct directly contrary to a partnering relationship by engaging in the licensing or transferring to multiple third Persons of any technology (other than InterTrust Technology) that contains or includes Secure Containers to Manage Content for incorporation or use by such third Persons in products and/or applications for other customers, including end users (and provided that the foregoing provisions of this subparagraph (iii) shall not be construed to include licensed activities as set forth herein).

13.3  Effect of Termination.  Upon the expiration or termination of this
      ---------------------
Agreement: (i) all licenses granted hereunder shall automatically terminate;
(ii) InterTrust shall have the right to retain all sums already paid by NatWest hereunder, and NatWest's only payment obligation under Sections 5.1((a)), ((b)) and ((c)) will be to pay to InterTrust all sums accrued but unpaid within thirty
(30) days thereafter; and (iii) NatWest shall discontinue use of InterTrust Technology and the use of any portion of such InterTrust Technology in any Modified Technology, as expeditiously as commercially practicable (and in all events within thirty (30) days of such expiration or termination), and discontinue making, using, selling or otherwise transferring or exploiting any product or service that in the absence of a license hereunder would infringe any InterTrust Intellectual Property Rights (including termination of distribution of NatWest Products and any associated services); provided, however, that all
                                                  --------  -------  ----
licenses properly granted to end-users pursuant to the then-existing Customer Agreements solely for Applications Products shall continue in full force and effect in accordance with the terms thereof (but only where such licenses do not provide any rights to such end-users with respect to Clearinghouse Functions, other than as may be expressly provided hereunder and where one or more Authorized Clearinghouse Providers (other than NatWest and/or its successors) provide Clearinghouse Functions). Confidential and Top Secret Information shall be returned to the Party and/or securely destroyed in the manner set forth in Exhibit G hereto.

13.4  NatWest Continuing Rights.  The Parties acknowledge that Section 365(n) of
      -------------------------
Title 11 of the United States Code (collectively, the "Bankruptcy Code")
                                                       ---------------
provides, in part that, in the event InterTrust undertakes a bankruptcy proceeding under the Bankruptcy Code, NatWest as a licensee of InterTrust Technology is entitled to retain and continue to exercise its licenses hereunder in accordance with the terms of the Bankruptcy Code. All rights and licenses granted under this Agreement shall be deemed to be for the purpose of such
Section 365(n), licenses of right to "intellectual property" as defined under
Section 101 of the Bankruptcy Code.

13.5  Survival.  The respective rights and obligations of InterTrust and NatWest
      --------
under the provisions of Sections 3,5, 4.5, 5.6 (but only for a period of five years), 6.1, 6.2, 9, 11, 12, 14 and this Section 0 shall survive expiration or termination of this Agreement.

                              14.  MISCELLANEOUS.

14.1  Governing Law.  This Agreement, any and all actions arising out of or in
      -------------
any manner affecting the interpretation of this Agreement, and any actions between the Parties involving the InterTrust Technology, any InterTrust Property, Licensed Rights, InterTrust Intellectual Property and/or any Confidential or Top Secret Information ("Party Disputes") shall be governed
                                         --------------
solely by, and construed solely in accordance with, the laws of the United States of America and the Commonwealth of Virginia, excluding that body of law relating to conflict of laws. The Parties hereby acknowledge and agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. To the extent permitted by law, the provisions of this Agreement shall supersede any provisions of the Uniform Commercial Code as adopted or made applicable to this Agreement in any competent jurisdiction.


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

14.2  Venue and Jurisdiction.  In connection with any litigation between the
      ----------------------
Parties involving a Party Dispute, each Party hereby unconditionally and irrevocably consents to the exclusive jurisdiction and venue, in the Courts of the Commonwealth of Virginia and in the U.S. Federal District Court, located in the City of Alexandria, Virginia (or any direct successor thereto) and irrevocably: (i) waives any objection and covenants that it shall refrain from making any motion concerning personal jurisdiction, venue, transfer, or convenience of the Parties with respect to a Party Dispute filed in said courts; and (ii) consents to the service of process of said courts in any matter relating to this Agreement by the mailing of process by registered or certified mail, postage prepaid, at the addresses specified in this Agreement. If necessary, NatWest shall appoint a registered agent in the Commonwealth of Virginia for acceptance of service of process and/or other notices provided for under this Agreement and shall notify InterTrust of the identity of such registered agent within thirty (30) days after the Effective Date.

14.3  Compliance with Law and Export Controls.  The Parties shall at all times
      ---------------------------------------
comply with all applicable U.S. and foreign federal, state, and local laws, rules and regulations relating to the execution, delivery and performance of this Agreement and to the InterTrust Technology Products and Modified Technology. NatWest acknowledges that because one or more aspects of the InterTrust Technology is likely to be subject to the export control laws, regulations and requirements of the United States and other jurisdictions, NatWest Products likely will require export and other approvals as well. InterTrust shall use all commercially reasonable efforts at InterTrust's expense to obtain any license or other approval, if any, that may be required by the United States government for InterTrust to make the InterTrust Technology Products and/or Documentation or information relating thereto generally available internationally.

14.4  Amendment or Modification; Assignment.  This Agreement may not be amended,
      -------------------------------------
modified or supplemented by the Parties in any manner, except by an instrument in writing signed by the InterTrust Designated Officer and a duly authorized officer of NatWest. NatWest shall not assign or transfer (whether expressly, by operation of law or otherwise) its rights or obligations hereunderto any Person (including any affiliate): (i) who has commercial interests materially in conflict with InterTrust's interests; or (ii) without InterTrust's prior written consent, which consent shall not be unreasonably withheld; provided that NatWest
                                                           -------- ----
may, without the prior written consent of InterTrust, assign its rights and obligations hereunder to (x) any wholly-owned NatWest affiliate or (y) any Person in connection with any merger or sale of substantially all of NatWest's assets and business; provided further that such affiliate or such Person, as
                     -------- ------- ----
applicable, does not have commercial interests materially in conflict with InterTrust's interests and such successor in interest or transferee assumes in writing NatWest's rights and obligations under this Agreement. InterTrust shall not assign or transfer (whether expressly, by operation of law or otherwise) this Agreement or its rights or obligations hereunder to any Person without NatWest's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, InterTrust shall be entitled to assign or transfer such rights or obligations hereunder in connection with any merger or sale of substantially all of the assets or business related to this Agreement without such NatWest consent; provided that the successor-in-interest or
                              -------- ----
transferee assumes in writing InterTrust's rights and obligations under this Agreement and consents to the licenses hereunder. Subject to the foregoing, this Agreement will benefit and bind the successors and permitted assigns of the Parties. Any attempted transfer or assignment without such consent shall be null and void ab initio and of no force or effect.
              -- ------

14.5  Notices.  Any notice hereunder shall be in writing and shall be either:
      -------
(i) personally delivered; (ii) transmitted by postage prepaid registered or certified airmail, return receipt requested; or (iii) by facsimile with a confirmation copy deposited prepaid with an internationally recognized express courier service. Unless otherwise provided herein, all notices shall be deemed to have been duly given on: (a) the date of receipt (or if delivery is refused, the date of such refusal) if delivered personally, by facsimile, or by express courier; or (b) ten (10) days after the date of posting if transmitted by mail. Notwithstanding the foregoing, communication of Confidential Information or Top Secret Information shall be governed by practices adequate to appropriately protect such information as may be specified herein or in the future by InterTrust. Either Party may change its address for purposes hereof on not less than three (3) days prior notice to the other Party. Notice hereunder shall be directed:

                                                                    CONFIDENTIAL

If to InterTrust, to:               If to NatWest, to:

460 Oakmead Parkway                 National Westminster Bank Plc
Sunnyvale, California 94086         41 Lothbury
Attn:  General Counsel              London, England EC2P 2BP3933
Fax:   (408) 222-6144               Attn.:  Company Secretary
                                    Fax:    (44) 171-726-1035

14.6   Waiver.  Any provision of this Agreement may be waived by the Party
       ------
entitled to the benefit thereof. Neither Party shall be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by, in the case of InterTrust, InterTrust Designated Officer, and in the case of NatWest, a NatWest authorized officer, and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

14.7   No Third Party Beneficiaries.  Nothing express or implied in this
       ----------------------------
Agreement is intended to confer, nor shall anything herein confer, upon any Customer or any Person other than the Parties and any respective successors or permitted assigns of the Parties, any rights, remedies, obligations or liabilities whatsoever.

14.8   No Agency.  Nothing herein contained shall be construed to constitute the
       ---------
Parties hereto as partners or joint venturers or the agent of the other Party in any sense of those terms whatsoever. Neither Party assumes any liability of the other Party nor shall have any authority to enter into any binding obligation on behalf of the other Party.

14.9   Recovery of Costs and Expenses.  If any Party to this Agreement brings an
       ------------------------------
action against the other Party to enforce its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including without limitation, reasonable attorneys' fees and costs incurred in connection with such action, including any appeal of such action.

14.10  Severability.  If the application of any provision or provisions of this
       ------------
Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then: (i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby; and (ii) such provision or provisions shall be reformed without further action by the Parties hereto and only to the extent necessary to make such provision or provisions valid and enforceable when applied to such particular facts and circumstances.

14.11  No Solicitation of Employees.  Each Party agrees that neither it nor any
       ----------------------------
of its affiliates will, without the prior written consent of the other Party, directly or indirectly solicit or encourage any person employed by the other Party to leave the employ of such other Party and become an employee such former Party until two (2) years after such employee shall have ceased being employed by such other Party.

14.12  Counterparts; Facsimiles.  This Agreement may be executed in any number
       ------------------------
of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument. Each Party shall receive a duplicate original of the counterpart copy or copies executed by it. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

                                                                    CONFIDENTIAL

14.13  Entire Agreement.  This Agreement represents the entire agreement of the
       ----------------
Parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous agreements and understandings, written or oral between the Parties with respect to the subject matter hereof (except as set forth in Section 0 hereof).

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by the undersigned duly authorized.

INTERTRUST TECHNOLOGIES                            NATIONAL WESTMINSTER BANK PLC
CORPORATION

By:___________________________________             By:_____________________________________
Name:  Victor Shear                                Name:   Patrick J. Boylan
Title: Chairman and Chief Executive Officer        Title:  Managing Director, Card Services

                                                                    CONFIDENTIAL

                                   EXHIBIT B
        TO THE TECHNOLOGY DEVELOPMENT, MARKETING AND LICENSE AGREEMENT

                                  TRADEMARKS
                                  ----------



                             InterTrust Trademarks
                             ---------------------

InterTrust
The InterTrust Logo
InterTrust Commerce Architecture
InterRights Point
InterTrustworthy
DigiBox
Virtual Process Control
Electronic Value Chain Management
Commerce 1.0
Commerce Modeler
Rights Editor
Enterprise Modeler
Commerce Appliance
InterTrustable
Rights Expression Tools
Trust Virtual Machine
Transaction Authority Framework
TrustMail
MailTrust
TrustPublish
ComplyTrust
PromoteTrust
PageForward
AssertTrust
NetTrust
TrustNet
Publish America
Commerce America
TrustStation
CommerceStation
RightsStation
RightsWallet
Electronic Express

                                                                    CONFIDENTIAL

                        NatWest Trademarks (registered)
                        -------------------------------


321 Zero
ActionLine
AD 1692
Airlease
AT THE THREE CROWNS IN THE STRAND NEXT DOOR TO THE CLOBE
TAVERN AD 1692
BankLine
BIS
Caller
CAMPBELL'S OFFICE
CF
Compass Computer Aided Share Service
Compsure
Counter Intelligence
Coutts
Coutts Card
COUTTS & CO.
COUTTS & CO. ACCOUNTACARD
COUTTS & CO. CAMPBELL'S OFFICE
COUTTS & CO. SELECT PORTFOLIO
COUTTS & CO. SHARE SELECTION SERVICE
Coutts CrownLine
Coutts CrownPay
COUTTS FINANCE CO.
COUTTS MORTGAGE RESERVE ACCOUNT
COUTTS RESERVE ACCOUNT
Coutts Portfolio Service
Credit Zone
D.A.L.A.S.
Decipher
Elevator Finance
HBS Heythrop Business School
Heythrop
HLN Heythrop Learning Network
IMMAS
INCS Institutional Nominee Custodial System
IntWest
Junior World Savers
Magex
National Westminster Bank
National Westminster bank SERVICETILL
National Westminster Relay
National Westminster the Action Bank
NatWest
NatWest - the Action Bank
NatWest 321Zero
NatWest Actionline
NatWest Advantage

                                                                    CONFIDENTIAL

NatWest Autopay
NatWest BankLine
NatWest BankLine Services
NatWest BrokerLine
NatWest Business Insurance Services
NatWest Business Line
NatWest C.A.R.E.S.
NatWest Cardline
NatWest Cash Bond
NatWest Corporate Quarterly
NatWest CQ
NatWest Crown Reserve
NatWest Currency Business Account
NatWest Currency Reserve Plus
NatWest Current Plus
NatWest Current Plus Account
NatWest Customer Service Line
NatWest Customerbridge
NatWest Datalink Service
NatWest Diamond Reserve
NatWest Dimensions
NatWest EuroCash
NatWest Export Ease
NatWest face 2 face with Finance
NatWest First Reserve
NatWest Global Financial Markets
NatWest Gold Plus Current Account
NatWest Gold Plus Service
NatWest HealthSense
NatWest Markets
NatWest Microcall Service
NatWest more than just a bank
NatWest NetWork
NatWest Network
NatWest On Line
NatWest One Two Three
NatWest Portfolio Reserve Scheme
NatWest Premium Investment Management Service
NatWest Premium Reserve
NatWest Primary
NatWest Privilege Banking
NatWest Relay
NatWest Reward Reserve
NatWest RoomrateR
NatWest Security Plus
NatWest Special Reserve
NatWest Streamline
NatWest Student Plus
NatWest StudentLine
NatWest the Piggy Bank
NatWest Touchscreen

                                                                    CONFIDENTIAL

NatWest TradeBridge
NatWest Treasury Reserve
NatWest Unit Trust Selection Service
NatWest Vehicle Concepts
NatWest Vehicle Services
NatWest VehicleFocus
NatWest VehicleSelect
NatWest World Money Centre
NWM
NWVS
Pace
PHAROS Single Market Advisor
Pioneer Fund
Primeline
PRIVATE PERSPECTIVE
PROTECTOR
Raid Cash Till
Rapid Deposit
SatWest
Streamline
Streamline EFT
The Action Bank
The Golden Key Package
The International Financial Centre London
The NatWest Exporter Forums and Awards
Three Crowns
World Savers


                         NatWest Trademarks (pending)
                         ----------------------------


AIRLEASE
Bondline
CROWN ACCOUNTING SERVICE
FACEFLOW
FACTORNET
FIRST FOR FINANCE
Gartmore
Greenwich NatWest
GUIDE
Home Life
I.M.S Nova
KEYCASH
Lombard
L
L/L/L
L Lombard FIRST FOR FINANCE
L Lombard Direct
Lombard
Lombard L

                                                                    CONFIDENTIAL

LOMBARD DIRECT
Lombard FIRST FOR FINANCE
Lombard L Asset Finance
Lombard L Asset Management
Lombard L Bank
Lombard L Banking Services
Lombard L Business
Lombard L Corporate Finance
Lombard L Factoring Services
Lombard L Home Finance
Lombard L Invoice Discounting
Lombard L Motor
Lombard L Network systems
Lombard L Personal
Lombard L Sales Aid Finance
Lombard L Vendor programmers
Lombard Motorloan
LOMBARD NORTH CENTRAL
LOMBARD WHOLESALE FINANCE
L TRIPLE CHOICE
MAX CAT KID CLUB
MOTORVIEW
MV MOTORVIEW
NatWest Business Deposits Direct
NatWest Direct Business Banking
NatWest Directlink
NatWest ShareBuild
NatWest Vehicle Solutions
Protector
SIMCO
The Golden Arrow Package
The Golden Star Package
THE PERSONAL LOAN SERVICE FROM LOMBARD DIRECT
TRADING WINDOWS
ULSTER BANK
Ulster Bank Anytime
UPFRONT
Wheelease
Zenda

                                                                    CONFIDENTIAL

                                   EXHIBIT D
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                           SPECIFIC INTERTRUST TERMS
                           -------------------------

At a minimum, the InterTrust Terms will contain terms that:

     (i) prohibit Customers from disassembling, modifying or reverse engineering any portion of the InterTrust Technology incorporated in the NatWest Product (as relevant), and except as strictly prohibited by law (in which case the provisions of Section 0 shall apply);

     (ii) stipulate that such Customer has no right to use such product in any manner whatsoever not licensed to NatWest hereunder, or notwithstanding any other provision hereof, to engage in or perform any Clearinghouse Functions whatsoever unless such customer is an Authorized Clearinghouse Provider;

     (iii) grant such Customer only a limited license solely to use the NatWest Product (as relevant), and, as applicable, to (A) incorporate Authorized Application Software into such customer's software product to provide a InterRights Point that is Compliant with InterTrust Specifications or (B) develop and incorporate software components that provide the interface for, and support operations in conjunction with, an InterRights Point provided by NatWest under this Agreement;

     (iv) permit such Customer to engage NatWest and/or another Authorized Clearinghouse Provider (as determined by NatWest for its Customers) to perform Clearinghouse Functions with respect to such customer's software product, but solely in accordance with the provisions hereof;

     (v) provide that if such Customer is permitted to modify any portion of InterTrust Technology Source Code (as set forth above), such Customer shall grant to InterTrust and InterTrust customers a license under such Customer's patent rights, but solely to the extent necessary to permit InterTrust and InterTrust customers to make, have made, use, offer for sale, sell and/or import the InterTrust Technology;

     (vi) brand NatWest Products that are Application Products solely in the manner set forth in Section 0(0), and on Co-Branded Products communicate in a prominent manner through the use of one or more NatWest brands for NatWest InterTrustworthy clearing services (and as set forth in Section 0) that Clearinghouse Function services are being performed by NatWest;

     (vii) prohibit such Customer from removing, altering, covering, obfuscating and/or otherwise defacing any InterTrust Trademarks or Notices on any InterTrust Technology or associated documentation, marketing and advertising materials therefor;

     (viii) require such Customers to place Notices on products and associated documentation, marketing and advertising materials therefor in the same manner as in this Agreement;

     (ix) provide that such agreement may be subject to modification as may be reasonably required to protect InterTrust's rights, for example in InterTrust's Intellectual Property Rights, to the fullest extent permitted by applicable law;

                                                                    CONFIDENTIAL

     (x) provide that InterTrust shall be a third party beneficiary with the right to enforce (according to the law and venue as provided in the Agreement) those InterTrust Terms or provisions in the Customer Agreement that directly concern (a) InterTrust's Intellectual Property Rights, and/or (b) disclosure or use of InterTrust Technology or Confidential Information where such disclosure or use (1) could adversely affect the security and/or interoperability of InterTrust Technology and/or (2) supports or enables the performance of Clearinghouse Functions by a Person other than an Authorized Clearinghouse Provider; and

     (xi) contain such other provisions as stipulated in Exhibit E of this Agreement.

                                                                    CONFIDENTIAL

                                   EXHIBIT F
        TO THE TECHNOLOGY DEVELOPMENT, MARKETING AND LICENSE AGREEMENT

                                  [*] ITEMS
                                  ---------

I. DEFINITIONS
   -----------

[*] means a Person that: (i)() is either a [*] or a [*] Company as defined and registered under the [*] Company Act [*] et. seq. which is in effect as of the Effective Date (or a direct or indirect subsidiary of either) that (a) itself or through an affiliate (as defined in [*]) either issues credit cards to customers or processes credit card transactions on behalf of merchants who accept such credit cards, and (b) is recognized, on its own or through an affiliate, as a [*] or [*] independent service organization (any such Person, a [*]); or (ii) as to other Persons not provided in (i) immediately above, to InterTrust's reasonable belief after reasonable examination, is, or is a direct or indirect affiliate of, a "foreign bank" (as defined in [*] effective as of the Effective Date and whether or not actually subject to the [*] Act of
1978), that (a) has (together with its direct or indirect affiliates on a consolidated basis) at least (1) thirty percent (30%) of its assets devoted to the business of banking, or (2) at least (A) [*] of its assets devoted to the business of banking in the case of a foreign bank organized under the laws of and headquartered in a country that is a member of the European Union, or (B) [*] of its assets devoted to the business of banking in the case of a foreign bank organized under the laws of or headquartered in a country other than a country that is a member of the European Union; (b) by itself or through an affiliate either issues credit cards to customers or processes credit card transactions on behalf of merchants who accept such credit cards; and (c) is recognized, on its own or through an affiliate, as a [*] or [*] independent service organization (collectively, with respect to such a "foreign bank," hereinafter a [*], and with respect to such an affiliate thereof, hereinafter a [*]). For purposes of subparagraph (ii)(a) immediately above, assets devoted to activities listed in [*] (which regulation is in effect as of the Effective
Date) shall be considered banking assets; except that with respect to a Person who is a "foreign bank," assets devoted to activities listed in [*] (which regulation is in effect as of the Effective Date) shall be considered banking assets.


"Digital Rights Management" means technology that can: (i) stipulate Rules and
 -------------------------
Controls governing, Managing, regulating and/or controlling (a) interests (such as rights, processes and/or obligations) in, related to, and/or associated with use of any Content, and/or (b) securely manage events and/or event processes related to or associated with use of, attempted use of, and/or disposition of, Content or digital events; and (ii) enforce such Rules and Controls through technical means. Neither Digital Rights Management nor Secure Container shall mean (1) use of a certificate authority and/or digital certificate solely to authenticate the identity of a Person provided that no Rules and Controls are associated with either the certificate authority services and/or with said digital certificates ("Certificate Authority"), or (2) use of session and/or
                       ---------------------
link encryption to protect Content solely during transport provided that no Rules and Controls are associated with such Content, and that such encryption is used during transport only and does not permit persistent protection ("Session
                                                                       -------
Encryption").
----------

"Distributed Peer to Peer Digital Rights Management" means an architecture in
 --------------------------------------------------
which, generally speaking, plural distributed computers or other devices (i.e.,
                                                                          ----
nodes) have the potential to act as


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

directly interacting peers in providing Digital Rights Management so that trusted processes are not required to be performed at one or more centrally located servers.

II. LIST OF OTHER TECHNOLOGY PROVIDERS--To aid in defining Digital Rights
    ----------------------------------
Management, Secure Container technologies and Distributed Peer to Peer Digital Rights Management, the Parties agree that the following lists are exemplary and not intended as exhaustive. Companies listed in Section A may be considered as having, or representing they have, some form of Digital Rights Management technology including simpler lock/unlock solutions:

     A. [*] Some Form of Secure Container (including simple Lock/Unlock Control Technology) and/or other Digital Rights Management Software or Hardware Component Capabilities. ([*])

[*]

   B. [*] Distributed Peer-to-Peer Digital Rights Management systems or Hardware Component Capabilities

        None presently known as of the Effective Date.


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

                                   EXHIBIT G
        TO THE TECHNOLOGY DEVELOPMENT, MARKETING AND LICENSE AGREEMENT

 CONFIDENTIALITY PROVISIONS AND FORMS OF INTERTRUST CONFIDENTIALITY AGREEMENTS
 -----------------------------------------------------------------------------

                          CONFIDENTIALITY PROVISIONS
                          --------------------------

1.   InterTrust Information.
     ----------------------

     (a)  Confidential Information.  To the extent that NatWest receives from
          ------------------------
InterTrust under this Agreement any InterTrust Technology or any other information or technology that is marked "Confidential" when disclosed in written form, or indicated as "Confidential" when disclosed orally ("InterTrust
                                                                     ----------
Confidential Information"), NatWest shall hold such InterTrust Confidential
------------------------
Information in strict confidence and in a manner that is: (i) sufficiently secure for the character and content of the InterTrust Confidential Information; and (ii) not less secure than procedures used by NatWest to protect its comparably important information and technology. NatWest shall not, without the prior written consent of an InterTrust Designated Officer, use, disclose, provide or otherwise make available any InterTrust Confidential Information to any Person, except to any employee, director, agent or professional consultant (collectively "Agents") of NatWest who does not have a potential conflict of
               ------
interest with InterTrust Technology. Furthermore, in each case of disclosure to an Agent of NatWest access to such InterTrust Confidential Information shall be allowed only to Agents who have a reasonable need to know such InterTrust Confidential Information, and then only to the extent necessary to enable NatWest to use InterTrust Confidential Information solely to exercise its license hereunder and/or as expressly allowed hereunder. NatWest shall, as the case may be: (a) require their Agents having access to any portion of InterTrust Confidential Information to strictly maintain its confidentiality; and (b) ensure that each such Agent shall have executed with NatWest a written non-disclosure/non-use agreement in the form set forth in this Exhibit G or as subsequently provided by InterTrust, or NatWest's applicable form agreement which shall effectively and comparably bind such Agent to an agreement of the same scope as InterTrust's form agreement, and which such form agreement shall be subject to InterTrust's reasonable prior written approval. Upon such approval, the form agreement shall replace the pre-existing such form agreement. NatWest shall notify InterTrust promptly in writing of any unauthorized disclosure or other misuse or misappropriation of any portions of the InterTrust Confidential Information which may come to the attention of a NatWest officer. NatWest shall maintain a log of the Agents accessing and the location of all originals and copies of material excerpts of technical Confidential Information. NatWest shall be fully responsible for any breach of its obligations under this Agreement by any Agent to whom such Confidential Information is disclosed. Any obligation of NatWest to keep InterTrust Confidential Information in confidence shall expire thirty-six (36) months after disclosure of such information by InterTrust to NatWest; provided that InterTrust Technology shall be kept
                       -------- ----
confidential in perpetuity.

     (b)  Top Secret Information.  In order to protect InterTrust's rights, the
          ----------------------
rights of InterTrust licensees, and the secure interoperability and reputation of InterTrust implementations, NatWest shall treat any InterTrust Technology or other confidential information that is either marked "Top Secret" when disclosed in written form, or indicated as "Top Secret" when disclosed orally ("Top Secret
                                                                      ----------
Information") in a manner not less secure than NatWest's most secret information
-----------
and, in all events in a manner sufficient to ensure the security of such Top Secret Information, given such great sensitivity of such Top Secret Information. NatWest shall allow disclosure of such Top Secret Information to no more than [*] designated individual employees of NatWest at any time (and to no Agents who are not employees), each of whom has a direct need to know such information or be exposed to such Top Secret Information (as agreed in each case by InterTrust) and then only to the extent necessary for NatWest to


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

use Top Secret Information solely to exercise its rights and perform its obligations under this Agreement. NatWest shall not substitute any employee designated to receive Top Secret Information with another employee, unless such designated employee's employment with NatWest has been terminated and such person is no longer able to serve the intended role. None of such employees shall receive a disclosure of any such Top Secret Information until: (i) such employee executes an InterTrust Top Secrecy Agreement (in the form set forth in this Exhibit G or as subsequently provided by InterTrust in writing) covering such information and exposure; and (ii) an original executed copy of such agreement is received by InterTrust, with return receipt provided to NatWest, which such receipt may be provided by fax communication if so requested in writing. Notwithstanding the foregoing, NatWest and NatWest employees described above shall make no physical embodiments (for example, any reproduction or copy, including descriptive notes) whatsoever of Top Secret Information, without the prior express written authorization of an InterTrust Designated Officer, nor shall NatWest or such NatWest employees disclose any Top Secret Information to any Person, except as described in this Section 1 of this Exhibit G. If NatWest becomes aware that any Top Secret Information has been disclosed or treated other than as set forth in this Section 1 of this Exhibit G, and/or as specified in a Top Secrecy Agreement, NatWest shall immediately inform InterTrust of such occurrence and take immediate steps to correct such compromise. NatWest shall maintain a log of the employees accessing and location of all originals and other tangible embodiments of all Top Secret Information. NatWest shall be fully responsible for any breach by any NatWest employee of this Agreement related to the unauthorized use or disclosure of Top Secret Information.

2.   NatWest Information.  To the extent that InterTrust receives NatWest
     -------------------
confidential information that is either marked "Confidential" when disclosed in written form or indicated as "Confidential" when disclosed orally ("NatWest
                                                                    -------
Confidential Information"), under this Agreement, InterTrust shall hold such
------------------------
NatWest Confidential Information in confidence in a manner that is sufficiently secure for the character and content of the information and under no circumstances shall such NatWest Confidential Information be held in a manner that is less secure than procedures used by InterTrust in connection with its comparably important information. Except as to the disclosure by NatWest of the Modified Technology or such disclosures inherent in the Certification Testing of NatWest Products and/or any associated services pursuant hereto, and only to the extent expressly specified by InterTrust Specifications, NatWest shall not disclose or otherwise provide or make available any NatWest Confidential Information which is directly related to InterTrust Technology and InterTrust's business activities, without first acquiring written approval from an InterTrust Designated Officer. InterTrust shall not use, disclose, provide or otherwise make available any NatWest Confidential Information it has received in any form to any person except an Agent of InterTrust. In a disclosure to Agents of InterTrust, access to NatWest Confidential Information shall be allowed only to Agents who have a reasonable need to know such confidential information and only to the extent necessary to enable InterTrust to use confidential information to exercise its rights and perform its obligations hereunder. InterTrust shall:
(a) require its Agents having access to any portion of confidential information to strictly maintain its confidentiality; and (b) ensure that each such Agent shall have executed with InterTrust a written non-disclosure/non-use agreement to be provided by NatWest, and attached as part of this Exhibit G, or InterTrust's applicable form agreement which shall effectively and comparably bind such Agent to an agreement of the same scope as NatWest's form agreement, and which InterTrust form agreement shall be subject to NatWest's reasonable prior written approval. Upon such approval, the InterTrust form agreement shall replace the relevant portion of this Exhibit G. InterTrust agrees to notify NatWest promptly in writing of any unauthorized disclosure or other misuse or misappropriation of NatWest Confidential Information provided to InterTrust which may come to the attention of an InterTrust officer. InterTrust shall be fully responsible for any breach of InterTrust's obligations under this Agreement by any Agent to whom such NatWest Confidential Information has been disclosed. Any obligation of InterTrust to keep NatWest information in confidence shall expire thirty-six (36) months after

                                                                    CONFIDENTIAL

disclosure of such information by NatWest to InterTrust.

3.   Exceptions.  Notwithstanding the provisions of Sections 1 and 2 above, the
     ----------
confidentiality restrictions herein shall not apply to information that the recipient thereof can demonstrate: (i) is or becomes generally known to the public through no breach of any of these obligations, as of the date such information becomes so known; (ii) is or shall have been independently developed by such recipient (as demonstrated by recipient's written records) by employees who had no access to such information; or (iii) is or shall have been rightfully received, with no obligation of confidentiality or non-use, by such recipient from any Person (other than as a result of another Person's breach of an obligation of confidentiality to the discloser of such information), as of the date such information is so received. In the case of Top Secret Information, however, the availability to NatWest of information that is, or is substantially equivalent to Top Secret Information based upon Section (i), (ii) and/or (iii) above shall not, in any manner, diminish NatWest's obligations with respect to the Top Secret Information provided by InterTrust to NatWest (and all copies or derivatives thereof), and NatWest shall be prohibited from further disclosing to third parties any such information in NatWest's possession based upon the foregoing subsection (i), (ii) and/or (iii). In the event any Party is required by law, regulation or order of a court or other authority of competent jurisdiction to disclose the other Party's Confidential Information, such Party shall notify such other Party as promptly as possible, and shall, upon such other Party's request, reasonably assist in challenging or restricting the scope of such required disclosure. Top Secret information may be disclosed only for in camera inspection, or otherwise upon the prior written approval of an
-- ------
InterTrust Designated Officer. In all events, a Party subject to such required disclosure shall disclose only such information that is strictly required pursuant thereto and no further information.

4.   Return/Destruction.  Each Party shall deliver to the other Party within ten
     ------------------
(10) days from the date of termination of this Agreement or as soon as is reasonably practicable thereafter (except as relates to Top Secret Information) (and provided that in no event shall such period exceed thirty (30) days) all copies of all materials protected as Confidential Information or Top Secret Information under this Agreement (the "Return Period"). Such returned
                                       -------------
information shall include all copies in the possession or under the control of such Party or their Agents; provided that with respect to non-tangible copies of
                            -------- ----
such information, rather than returning such non-tangible copies the receiving Party may elect to fully and securely destroy such copies (e.g., in the case of
                                                           ----
a computer file, permanently deleting such files) and provide the disclosing Party during the Return Period with an affidavit or declaration signed by an officer with knowledge of the facts certifying that all such non-tangible copies have been so destroyed. Return of Confidential Information shall be by commercially secure means as reasonably specified by the disclosing Party. Return of Top Secret Information shall be made, at InterTrust's option as specified by an InterTrust Designated Officer by written instruction to NatWest:
(a) by physical and secure pickup at NatWest's offices by an InterTrust officer designated in writing by such InterTrust Designated Officer; or (b) as otherwise may be determined by InterTrust as commercially reasonable. Such delivery shall be during normal business hours and in each instance to the hands of an InterTrust officer who receives a listing of the contents of such delivery certified by an officer of NatWest and audited and countersigned by such InterTrust officer. Within one (1) month after the termination of this Agreement in the case of Top Secret Information and two (2) months after the termination of this Agreement in the case of Confidential Information, each Party will certify in writing to the other Party (as applicable hereunder) that, to the best of its knowledge, all such materials and tangible embodiments have been delivered to the other Party.

                                                                    CONFIDENTIAL

                             TOP SECRECY AGREEMENT
                             ---------------------
                      FOR CERTAIN INTERTRUST INFORMATION
                      ----------------------------------


     THIS AGREEMENT (this "Agreement") is made effective as of
                             ---------
____________________  between INTERTRUST TECHNOLOGIES CORPORATION

("InterTrust"), a Delaware corporation, having a place of business at 460
  ----------
Oakmead Parkway, Sunnyvale, California 90486, and
___________________________________("Recipient"), an individual citizen of
                                     ---------
_______________, residing at __________, and an employee of National Westminster Bank Plc ("NatWest"), a United Kingdom corporation with offices at 41 Lothbury,
           -------
London, England.

     The parties agree as follows:

1    Purpose.
     -------

     (a) Pursuant to a Technology Development, Marketing and License Agreement dated August 18, 1998 between InterTrust and NatWest (the "License Agreement"),
                                                           -----------------
InterTrust may disclose to NatWest certain information including load module related, encryption related, document manager related and/or other information considered Top Secret and proprietary by InterTrust (hereinafter referred to as the "InterTrust Top Secret Information") and which shall conspicuously be marked
     ---------------------------------
with a notice or legend with the phrase "Top Secret", as provided in the License Agreement. In consideration for said information being provided to Recipient, Recipient agrees to be bound by the terms of this Agreement.

     (b) InterTrust wishes to protect the InterTrust Top Secret Information from unauthorized use and disclosure. Disclosure of InterTrust Top Secret Information to Recipient, and use and disclosure of Top Secret Information received by Recipient shall occur only in accordance with the terms and conditions of this Agreement.

2    Non-Disclosure and Restrictions on Use of InterTrust Extremely
     --------------------------------------------------------------
Confidential.
------------

     (a)  Except as otherwise provided in an express written agreement signed by InterTrust's Chairman, or other such person designated in writing by the Chairman (a "Designated InterTrust Officer"), Recipient agrees that he or she
             -----------------------------
shall: (i) hold in strictest confidence and not disclose any InterTrust Top Secret Information to any person or entity either within or outside NatWest, except to another NatWest employee who has also signed a Top Secrecy Agreement and is authorized to receive Top Secret Information pursuant to the Licensed Agreement, or as expressly permitted in writing by a Designated InterTrust Officer; (ii) use InterTrust Top Secret Information solely for purposes authorized by the License Agreement: (iii) use said Top Secret Information in no other way whatsoever; (iv) apply the strictest feasible measures to protect the secrecy of, and prevent unauthorized disclosure or use of, InterTrust Top Secret information (which such measures shall not be less stringent than NatWest uses to protect its own most highly sensitive and secret information); and (v) produce no physical embodiments of any portion of the Top Secret Information without the express written authorization of a Designated InterTrust Officer. Recipient agrees to notify InterTrust promptly in writing of any unauthorized disclosure or other misuse or misappropriation of the InterTrust Top Secret Information which may come to Recipient's attention.

     (b) Notwithstanding the foregoing, Recipient shall be entitled to disclose Top Secret Information pursuant to a court order issued by a court of competent jurisdiction or as otherwise required by law; provided that Recipient
                                                        -------- ----
shall provide prompt advance notice thereof to InterTrust to

                                                                    CONFIDENTIAL

enable InterTrust to seek a protective order or otherwise prevent such disclosure, shall disclose no more than the minimum information required by such court order or by law, and in all events any such disclosure shall be in camera
                                                                      -- ------
only.

3    Return of Materials. Upon request of a Designated InterTrust Officer,
     -------------------
Recipient shall immediately return to InterTrust by secure delivery means all tangible embodiments of InterTrust Top Secret Information in Recipient's possession or otherwise under Recipient's control.

4    Equitable Remedies. Recipient agrees that unauthorized disclosure or use of
     ------------------
InterTrust Top Secret Information will cause InterTrust substantial and irreparable damage. Recipient further agrees that it may be impossible or inadequate to measure and calculate InterTrust's damages from any breach of the covenants set forth in Sections 2 and/or 3 hereof. Accordingly, Recipient agrees that if he or she breaches or threatens breach of any of such sections, InterTrust will have available, in addition to any other right or remedy available, the right to obtain an injunction against him or her, from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement, and Recipient hereby consents to the issuance of such injunction and to the ordering of specific performance under such circumstances.

5    Governing Law: Jurisdiction and Venue. This Agreement shall be governed by
     -------------------------------------
and construed under the laws of the United States of America and the Commonwealth of Virginia, without reference to conflict of law principles. All disputes arising out of or relating to the subject matter of this Agreement shall be subject to the exclusive jurisdiction and venue of the United States District Court for the Eastern District of Virginia, Alexandria Division Virginia, or if jurisdiction does not properly lie in such court, the Commonwealth courts in Alexandria, Virginia. The parties consent to the personal and exclusive jurisdiction and venue of such court and waive any argument that jurisdiction or venue in such court is improper or inconvenient.

6    Severability; Export Compliance. If any provision or portion thereof in
     -------------------------------
this Agreement shall be found or be held to be illegal, invalid or unenforceable in any jurisdiction in which this Agreement is being performed, then this Agreement shall nevertheless be given full force and effect without said provision or portion. Recipient certifies that no Top Secret Information, or any portion thereof, will be exported to any country in violation of U.S. export regulations or other regulations applicable to Recipient and such information.

7    Entire Agreement. This Agreement constitutes the entire agreement between
     ----------------
Recipient and InterTrust regarding the InterTrust Top Secret Information disclosed hereunder and supersedes all oral or written agreements, either entered prior to or contemporaneously with this Agreement, concerning the InterTrust Top Secret Information, except the provisions of the License Agreement, the provisions of which shall be deemed to be supplemented hereby as of the date first written above. This Agreement may not be modified except by written agreement dated subsequent to the date of this Agreement and signed by both parties.

8    Successors. Subject to the limitations set forth in this Agreement, this
     ----------
Agreement will inure to the benefit of and be binding upon the parties, their successors and assigns.

9    Notices. For all purposes hereof, any notice pursuant hereto shall be
     -------
deemed given upon receipt by the Party at the address indicated above.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above

                                                                    CONFIDENTIAL

written.


INTERTRUST TECHNOLOGIES CORPORATION              EMPLOYEE
                                                 --------

By:________________________                      By:______________________


Name: ____________________                       Name:

                                                 National Westminster Bank Plc
Title: ___________________                       Title:_______________________

                                                                    CONFIDENTIAL

                           NON-DISCLOSURE AGREEMENT
                           ------------------------
                    FOR INTERTRUST CONFIDENTIAL INFORMATION
                    ---------------------------------------


     THIS AGREEMENT (this "Agreement") is made effective as of ______________
                           ---------
between INTERTRUST TECHNOLOGIES CORPORATION ("InterTrust"), a Delaware
                                              ----------
corporation, having a place of business at 460 Oakmead Parkway, Sunnyvale, California 90486, and ___________("Recipient"), an individual citizen of
                                   ---------
__________________________, residing at
___________________________________________________________, and an employee of
National Westminster Bank Plc ("NatWest"), a United Kingdom corporation with
                                -------
offices at 41 Lothbury, London, England.

     The parties agree as follows:

1. Pursuant to a Technology Development, Marketing and License Agreement dated August 18, 1998 between InterTrust and NatWest (the "License Agreement"),
                                                     -----------------
InterTrust may disclose to NatWest certain confidential information including technical information embodied in and/or associated with InterTrust's InterTrust Technology including, without limitation, software products and/or other developments related to distributed, secure rights and/or event management, associated designs, inventions, plans, and other information (the "Confidential
                                                                   ------------
Information"), all of which such information shall conspicuously be marked with
-----------
a notice or legend with the phrase "Confidential", as provided in the License Agreement. In consideration for such Confidential Information being provided to Recipient, Recipient agrees to be bound by the terms of this Agreement. Disclosure of InterTrust Confidential Information to Recipient, and use and disclosure of Confidential Information received by Recipient, shall occur only in accordance with the terms and conditions of this Agreement.

2. For a period of three (3) years following the disclosure of any Confidential Information (such period to extend in perpetuity with respect to InterTrust Technology), Recipient will retain such Confidential Information in confidence, and will discuss such Confidential Information only with other NatWest employees, other individuals who are under the direct control of NatWest and work full time on NatWest premises (an "Individual Consultant"), -- all of whom
                                        ---------------------
shall have a need to know said Confidential Information and who have executed a copy of this Agreement. Recipient shall not, without the prior written permission of InterTrust's Chairman or such other InterTrust Officer as who has been designated in writing by InterTrust's Chairman (a "Designated InterTrust
                                                        ---------------------
Officer"), disclose Confidential Information to any person other than as set
-------
forth immediately above. Furthermore, without express written authorization of a NatWest officer who is empowered by NatWest to provide such an authorization, the Recipient will not make copies, in whole or in part, of the Confidential Information, including translating, in whole or in part, the Confidential Information into another language and/or shipping the Confidential Information, in whole or in part, or any direct product thereof, to any other country. The undersigned will not use the Confidential Information in any manner that is not authorized by NatWest and in accordance with the License Agreement and the undersigned will use the Confidential Information solely in the exercise of NatWest's rights as provided by the License Agreement. Under no circumstances will any information subject to the export or import laws of any jurisdiction be transferred pursuant to their agreement without proper prior certification and notification of appropriate regulatory offices in applicable jurisdictions and InterTrust.

3. The undersigned will not use Confidential Information except in fulfillment of the undersigned employee's and/or other individual's obligations with NatWest, and for no other purposes whatsoever. The undersigned understands and acknowledges that the unauthorized use of Confidential Information may cause InterTrust very substantial damage, for which damages may be impossible to measure or inadequate to compensate. Accordingly, Recipient agrees that if he or she breaches or threatens breach of any of such sections, InterTrust will have available, in addition to any other right or remedy available, the right to obtain an injunction against him or her, from a court of competent jurisdiction restraining such breach or threatened

                                                                    CONFIDENTIAL

breach and to specific performance of any such provision of this Agreement, and Recipient hereby consents to the issuance of such injunction and to the ordering of specific performance under such circumstances.

4. The undersigned will return all physical embodiments of Confidential Information in the undersigned's possession to InterTrust promptly upon request by InterTrust, and in no event later than fifteen (15) days thereafter.

5. Notwithstanding any thing else in this Agreement, the confidentiality restrictions of this Agreement shall not apply to information that: (i) is or becomes known to the public through no breach of any of the undersigned's obligations under this Agreement, or NatWest's or any other NatWest employee's, obligations of confidentiality to NatWest and/or to InterTrust; (ii) was known to Recipient prior to its disclosure by InterTrust, as evidenced through written documentation; (iii) shall have been independently developed by the Recipient without any reliance on or use of any InterTrust Confidential Information, as demonstrated through written documentation; or (iv) shall have been rightfully supplied to Recipient, with no obligation of confidentiality or non-use from a third party without any breach of any obligation of confidentiality to InterTrust or NatWest (as applicable) as of the date such information is so supplied. In addition, the Recipient shall be entitled to disclose Confidential Information pursuant to a court order issued by a court of competent jurisdiction or as otherwise required by law; provided that the undersigned
                                              -------- ----
shall provide prompt advance notice thereof to InterTrust to enable InterTrust to seek a protective order or otherwise prevent such disclosure and shall disclose no more than the minimum information required by such court order or by law.

6. If any provision or portion thereof in this Agreement shall be found or be held by a court of competent jurisdiction to be illegal, invalid or unenforceable in any jurisdiction in which this Agreement is being performed, then this Agreement shall nevertheless be given full force and effect without said provision or portion. This Agreement may not be modified except by written agreement dated subsequent to the date of this Agreement and signed by both parties. This agreement shall be governed by and construed under the laws of the United States of America and the Commonwealth of Virginia, USA, without reference to conflicts of laws principles. All disputes arising out of or relating to the subject matter of this Agreement shall be subject to the exclusive jurisdiction and venue of the United States District Court for the Eastern District of Virginia, Alexandria Division Virginia, or if jurisdiction does not properly lie in such court, the Commonwealth courts in Alexandria, Virginia. The parties consent to the personal and exclusive jurisdiction and venue of such court and waive any argument that jurisdiction or venue in such court is improper or inconvenient.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     InterTrust Technologies Corporation         Employee

     By: _____________________                   By:_________________________

     Title:___________________                   Title:______________________